UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

FORT LAUDERDALE DIVISION

IN RE:	|	CASE NUMBER
	|	12-19084-RBR
SMF Energy Corporation	|
DEBTOR.	|	JUDGE: Raymond B. Ray
|
	|	CHAPTER 11
|

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM 06/1/2012 TO 06/30/2012

Comes now the above named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Attorney for Debtor's Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:
c/o Soneet R. Kapila, CRO	Genovese Joblove & Battista, P.A.
200 W. Cypress Creek Road	200 East Broward Blvd.
Suite 400	Suite 1100
Ft. Lauderdale, Fl 33009	Ft. Lauderdale, FL 33301
(954) 453-8000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor's Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING 06/1/2012 AND ENDING 06/30/2012

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR
Date of Petition:	April 15, 2012

		CURRENT		CUMULATIVE
		MONTH		PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD [NOTE 1]	$8,113,766.46	(a)	$91,372.14	(b)
2.	RECEIPTS:
	A. Cash Sales	-		-
	Minus: Cash Refunds	-		-
	Net Cash Sales	-		-
	B. Accounts Receivable	2,387,379.67		12,917,465.58
	C. Other Receipts (See MOR-3)	16,880,814.01		19,939,048.54
	(If you receive rental income, you must attach rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)	19,268,193.68		32,856,514.12
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	27,381,960.14		32,947,886.26

5.	DISBURSEMENTS
	A. Advertising	-		-
	B. Bank Charges	15,709.21		23,958.96
	C. Contract Labor	18,823.63		33,823.06
	D. Fixed Asset Payments (not incl. in "N")	-		-
	E. Insurance	97,741.13		318,176.29
	F. Inventory Payments (See Attach. 2)	18,709.23		169,025.25
	G. Leases	19,613.05		19,613.05
	H. Manufacturing Supplies	-		-
	I. Office Supplies	8,092.66		20,713.30
	J. Payroll - Net (See Attachment 4B)	173,019.01		612,156.91
	K. Professional Fees (Accounting & Legal)	380,566.97		1,061,576.01
	L. Rent	80,985.27		200,086.38
	M. Repairs & Maintenance	3,943.17		4,018.99
	N. Secured Creditor Payments (See Attach. 2)	10,972,056.79		11,096,111.67
	O. Taxes Paid - Payroll (See Attachment 4C)	-		152,300.12
	P. Taxes Paid - Sales & Use (See Attachment 4C)	-		539,525.47
	Q. Taxes Paid - Other (See Attachment 4C)	36.25		36.25
	R. Telephone	11,258.05		19,966.79
	S. Travel & Entertainment	2,461.09		20,472.62
	Y. U.S. Trustee Quarterly Fees	-		-
	U. Utilities	1,796.30		3,337.48
	V. Vehicle Expenses	520,000.00		520,000.00
	W. Other Operating Expenses (See MOR-3)	8,442,082.30		11,517,921.63
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)	20,766,894.11		26,332,820.23
7.	ENDING BALANCE (Line 4 Minus Line 6) [NOTE 1]	$6,615,066.03	(c)	$6,615,066.03	(c)

NOTE 1: All available funds are applied to the Wells Fargo revolving loan balance

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th day of July, 2012	/s/ Soneet R. Kapila
Soneet R. Kapila, Chief Restructuring Officer

(a)	This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont'd)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Refunds	$13,707.70	$78,925.74
Rejected wires	-	1,198,133.61
Intercompany - SMF	6,096,393.39	7,891,276.27
Intercompany - H&W	28,525.02	28,525.02
Proceeds from sale of assets	10,742,187.90	10,742,187.90
Intercompany - SSI	-	-
	-	-
	-	-
	-	-
	-	-
TOTAL OTHER RECEIPTS	$16,880,814.01	$19,939,048.54

"Other Receipts" includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties, directors, related corporations, etc.) Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
401K	$-	$6,009.34
Credit card fees	-	2,491.52
Deposit to Escrow for H&W Sale	-	2,500.00
Intercompany - SMF	6,096,393.39	9,141,445.28
Intercompany - H&W	1,949,473.12	1,956,993.21
Intercompany - SSI	6,458.48	6,458.48
ADP payroll fees	72,089.76	72,714.86
Misc. other disbursements	17,345.74	25,272.28
Other Expenses - Wells Fargo admin fee reserve	300,000.00	300,000.00
Computer storage services	-	-
Petty cash (employee reimb.)	321.81	4,036.66
TOTAL OTHER DISBURSEMENTS	$8,442,082.30	$11,517,921.63

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

SMF Energy Corporation, Inc.

Balance Sheet

as of June 30, 2012

	STR	SSI	H&W	Realty	Elimination	SMF Energy
ASSETS
Current assets:
Cash and cash equivalents	$6,657,738	$0	$9,235,049	$0	$0	$15,892,787
Accounts receivable, net	994,727	0	2,209,297	0	0	3,204,024
Inventories, net	0	0	0	0	0	0
Prepaid expenses and other current assets	129,120	0	2,336	0	0	131,456
Total current assets	7,781,586	0	11,446,682	0	0	19,228,268

Property and equipment, net	979,825	0	4,600	66,679	0	1,051,103
Inter-company	745,503,056	111,384,191	610,958,147	0	-1,467,845,393	0
Identifiable intangible assets, net	0	0	0	0	0	0
Goodwill	0	0	0	0	0	0
Deferred debt costs, net	0	0	0	0	0	0
Other assets	67,442	0	2,300	0	0	69,742
Total assets	754,331,909	111,384,191	622,411,728	66,679	-1,467,845,393	20,349,113

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Line of credit payable - Current	$0	$0	$0	$0	$0	$0
Current portion of term loan/mtg	0	0	0	0	0	0
Accounts payable	12,780,984	4,878	1,594,129	0	0	14,379,992
Accrued expenses and other liabilities	807,840	0	387,017	0	0	1,194,856
Total current liabilities	13,588,824	4,878	1,981,146	0	0	15,574,848
Long-term liabilities:
Term loan/mtg, net of current portion	0	0	0	0	0	0
Promissory note	800,000	0	0	0	0	800,000
Inter-company	717,877,077	106,847,625	632,453,377	88,979	-1,457,267,058	0
Other long-term liabilities	59,240	0	998	0	0	60,239
Total liabilities	732,325,142	106,852,503	634,435,521	88,979	-1,457,267,058	16,435,087
Contingencies
Shareholders’ equity:
Preferred stock, $0.01 par value; 5,000 Series D shares authorized	5	0	0	0	0	5
Common stock, $0.01 par value; 50,000,000 shares authorized	84,320	1	0	0	0	84,321
Additional paid-in capital	36,260,788	6,607,548	3,970,788	0	-10,578,336	36,260,788
Accumulated deficit	-14,338,345	-2,075,861	-15,994,582	-22,300	0	-32,431,088
Total shareholders’ equity	22,006,768	4,531,688	-12,023,794	-22,300	-10,578,336	3,914,026
Total liabilities and shareholders’ equity	754,331,909	111,384,191	622,411,728	66,679	-1,467,845,393	20,349,113

The accompanying financial statements of SMF Energy Corporation as of and for the periods ended March 31, 2012 and thereafter have been prepared on a going-concern, historical cost basis and do not include any adjustments that might be required under Generally Accepted Accounting Principles (GAAP) as a result of the company’s Chapter 11 bankruptcy filing on April 15, 2012, the cessation of certain operations since that filing or a plan the company recently filed with the Bankruptcy Court to sell itself at auction.

Unrecorded adjustments that might be required under GAAP include, but may not be limited to, the adoption of a liquidation basis of accounting. This would require a full assessment of the value of the company’s resources and obligations in such a liquidation. It would measure the items in the company’s financial statements based on the actual amount of cash that it expects to collect or pay during the course of the liquidation process. Adjustments to the carrying value of all the company’s assets and liabilities would be required.

The accompanying financial statements have not been reviewed by any outside accountants.

SMF Energy Corporation, Inc.

Operating Results

June 2012

	STR	SSI	H&W	Realty	Elimination	SMF Energy
Petroleum product sales and service revenues	$0	$0	$229,294	$0	$0	$229,294
Petroleum product taxes	0	0	8,668	0	0	8,668
Total revenues	0	0	237,962	0	0	237,962

Cost of petroleum product sales and service	447,760	-14,666	496,122	0	0	929,216
Petroleum product taxes	0	0	8,668	0	0	8,668
Total cost of sales	447,760	-14,666	504,790	0	0	937,884

Gross profit	-447,760	14,666	-266,828	0	0	-699,922

Selling, general and administrative expenses	2,014,530	319	64,593	0	0	2,079,442
Executive retirement and related transition expenses	0	0	0	0	0	0

Operating income (loss)	-2,462,290	14,347	-331,421	0	0	-2,779,365

Interest expense	-242,876	-3,000	-55,605	0	23,000	-278,481
Interest and other income, net	3,282,551	-396,780	-484,363	0	-23,000	2,378,408

Income (Loss) before income taxes	577,385	-385,433	-871,389	0	0	-679,438

Income tax benefit (expense)	0	0	-8,667	0	0	-8,667
Net Income (loss)	$577,385	$-385,433	$-880,056	$0	$0	$-688,104

The accompanying financial statements of SMF Energy Corporation as of and for the periods ended March 31, 2012 and thereafter have been prepared on a going-concern, historical cost basis and do not include any adjustments that might be required under Generally Accepted Accounting Principles (GAAP) as a result of the company’s Chapter 11 bankruptcy filing on April 15, 2012, the cessation of certain operations since that filing or a plan the company recently filed with the Bankruptcy Court to sell itself at auction.

Unrecorded adjustments that might be required under GAAP include, but may not be limited to, the adoption of a liquidation basis of accounting. This would require a full assessment of the value of the company’s resources and obligations in such a liquidation. It would measure the items in the company’s financial statements based on the actual amount of cash that it expects to collect or pay during the course of the liquidation process. Adjustments to the carrying value of all the company’s assets and liabilities would be required.

The accompanying financial statements have not been reviewed by any outside accountants.

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

ACCOUNTS RECEIVABLE AT PETITION DATE:	$11,505,148.43

ACCOUNTS RECEIVABLE RECONCILIATION

(include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance:	$2,218,408.12	(a)
PLUS: Current Month New Billings	$1,513,358.50
MINUS: Collections During the Month	$(2,387,379.67	)(b)
PLUS/MINUS: Adjustments of Write-offs	$-	*
End of Month Balance	$1,344,386.95	(c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total amount for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total

$(1,621.27)	$(14,478.09)	$274,181.27	$1,086,305.04	$1,344,386.95	(c)

For any receivables in the "Over 90 Days" category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write- off, disputed account, etc.)

See attached

(a) This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.

(b) This must equal the number reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).

(c) These two amounts must equal.

MOR-4

Streicher Mobile Fueling, Inc.
A/R Aging - June 30, 2012
Attachment 1

Account Name (Redacted)	Terms	Current	30 Days	60 Days	90 Days	120+ Days	Balance
	NET 10	$0.00	$0.00	$1,397.23	$1,895.40	$848.10	$4,140.73
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	C.O.D/ CREDIT CARD	$0.00	$0.00	$1,130.37	$0.00	$0.00	$1,130.37
	NET 10	$0.00	$0.00	$5,252.39	$0.00	$0.00	$5,252.39
	NET 10	$0.00	$0.00	$36,083.27	$63,317.32	$7,233.94	$106,634.53
	NET 10	$0.00	$0.00	$1,949.35	$0.00	$0.00	$1,949.35
	NET 30 DAYS	$0.00	$0.00	$0.00	$(343.36)	$0.00	$(343.36)
	NET 10	$0.00	$0.00	$16,157.14	$2,857.97	$0.00	$19,015.11
	NET 10	$0.00	$0.00	$0.00	$8,342.42	$22,931.87	$31,274.29
	NET 10	$0.00	$0.00	$0.00	$1,097.16	$4,442.48	$5,539.64
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$0.00	$1,442.17	$0.00	$0.00	$1,442.17
	NET 10	$0.00	$0.00	$3,608.77	$0.00	$0.00	$3,608.77
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	COLLECTIONS	$0.00	$0.00	$0.00	$419.38	$26,714.86	$27,134.24
	COLLECTIONS	$0.00	$0.00	$0.00	$251.82	$17,367.00	$17,618.82
	NET 30 DAYS	$0.00	$0.00	$6,910.58	$0.00	$0.00	$6,910.58
	NET 10	$0.00	$0.00	$0.00	$2.50	$0.00	$2.50
	COLLECTIONS	$0.00	$0.00	$0.00	$0.00	$3,489.59	$3,489.59
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$0.00	$1,549.54	$26.76	$0.00	$1,576.30
	COLLECTIONS	$0.00	$0.00	$0.00	$0.00	$5,617.92	$5,617.92
	NET 10	$0.00	$0.00	$0.00	$7,230.19	$0.00	$7,230.19
	COLLECTIONS	$0.00	$0.00	$0.00	$4.49	$309.72	$314.21
	COLLECTIONS	$0.00	$0.00	$0.00	$0.00	$3,987.29	$3,987.29
	COLLECTIONS	$0.00	$0.00	$0.00	$0.00	$169.63	$169.63
	NET 10	$0.00	$0.00	$2,344.49	$1,143.79	$0.00	$3,488.28
	NET 10	$0.00	$(0.02)	$0.00	$0.00	$0.00	$(0.02)
	Net 30	$0.00	$320.00	$0.00	$0.00	$(501.96)	$(181.96)
	NET 10	$0.00	$0.00	$1,579.38	$0.00	$0.00	$1,579.38
	CREDIT CARD	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	Credit Card	$0.00	$0.00	$0.00	$0.00	$822.13	$822.13
	Legal	$0.00	$0.00	$0.00	$0.00	$5,836.04	$5,836.04
	NET 10	$0.00	$0.00	$505.41	$220.48	$0.00	$725.89
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	C.O.D/ CREDIT CARD	$0.00	$0.00	$(791.16)	$0.00	$0.00	$(791.16)
	Net 45	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 30 DAYS	$0.00	$1,546.36	$1,568.01	$0.00	$0.00	$3,114.37
	Net 45	$0.00	$615.00	$615.00	$0.00	$0.00	$1,230.00
	NET 10	$0.00	$0.00	$(98.81)	$0.00	$0.00	$(98.81)
	NET 10	$0.00	$0.00	$(100.00)	$0.00	$0.00	$(100.00)

Streicher Mobile Fueling, Inc.
A/R Aging - June 30, 2012
Attachment 1

Account Name (Redacted)	Terms	Current	30 Days	60 Days	90 Days	120+ Days	Balance
	Net 30	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 30 DAYS	$0.00	$0.00	$0.00	$0.00	$(100.00)	$(100.00)
	NET 30 DAYS	$0.00	$0.00	$75.00	$0.00	$0.00	$75.00
	NET 30 DAYS	$0.00	$0.00	$0.00	$0.00	$(150.00)	$(150.00)
	Net 30	$0.00	$0.00	$(145.00)	$0.00	$0.00	$(145.00)
	NET 10	$0.00	$0.00	$0.00	$0.00	$6,818.91	$6,818.91
	NET 10	$0.00	$0.00	$93.59	$0.00	$0.00	$93.59
	Net 30	$0.00	$0.00	$225.00	$0.00	$0.00	$225.00
	Net 30	$(325.00)	$0.00	$0.00	$0.00	$0.00	$(325.00)
	Net 30	$0.00	$569.43	$0.00	$0.00	$0.00	$569.43
	Net 30	$(250.00)	$0.00	$0.00	$0.00	$0.00	$(250.00)
	Net 30	$0.00	$275.00	$275.00	$211.95	$0.00	$761.95
	Net 30	$0.00	$(235.00)	$0.00	$0.00	$0.00	$(235.00)
	NET 30	$0.00	$(285.00)	$0.00	$0.00	$0.00	$(285.00)
	Legal	$0.00	$0.00	$0.00	$0.00	$2,050.00	$2,050.00
	NET 10	$0.00	$0.00	$34,931.57	$0.00	$0.00	$34,931.57
	COLLECTIONS	$0.00	$0.00	$0.00	$121.69	$8,392.46	$8,514.15
	COLLECTIONS	$0.00	$0.00	$0.00	$11.52	$794.39	$805.91
	NET 30 DAYS	$0.00	$0.00	$1,005.35	$0.00	$0.00	$1,005.35
	NET 10	$0.00	$(8,219.27)	$113.57	$0.00	$0.00	$(8,105.70)
	NET 10	$0.00	$0.00	$0.00	$0.00	$172.52	$172.52
	NET 30 DAYS	$0.00	$0.00	$0.00	$0.00	$754.15	$754.15
	NET 30	$0.00	$0.00	$0.00	$25.77	$0.00	$25.77
	NET 10	$0.00	$0.00	$0.00	$0.00	$173.69	$173.69
	NET 10	$0.00	$0.00	$9,763.13	$0.00	$0.00	$9,763.13
	NET 10	$0.00	$0.00	$0.00	$0.00	$720.51	$720.51
	NET 10	$0.00	$0.00	$4.58	$0.00	$0.00	$4.58
	NET 10	$0.00	$0.00	$0.00	$0.00	$4,965.78	$4,965.78
	NET 10	$0.00	$0.00	$0.00	$0.00	$91.62	$91.62
	NET 10	$0.00	$0.00	$0.00	$0.00	$3,624.96	$3,624.96
	NET 10	$0.00	$0.00	$0.43	$0.00	$0.00	$0.43
	NET 10	$0.00	$0.00	$0.00	$0.00	$15.43	$15.43
	Net 10	$0.00	$0.00	$0.00	$0.00	$528.67	$528.67
	NET 10	$0.00	$0.00	$0.00	$6.68	$0.00	$6.68
	NET 10	$0.00	$0.00	$0.00	$0.00	$14.62	$14.62
	NET 10	$0.00	$0.00	$0.00	$5.82	$0.00	$5.82
	NET 10	$0.00	$0.00	$0.00	$0.00	$260.09	$260.09
	NET 30	$0.00	$(61.92)	$0.00	$0.00	$0.00	$(61.92)
	COLLECTIONS	$0.00	$0.00	$0.00	$72.43	$4,995.34	$5,067.77
	Net 30	$(240.00)	$0.00	$1,345.90	$0.00	$0.00	$1,105.90
	BANKRUPTCY	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$0.00	$0.00	$360.86	$0.00	$360.86
	NET 10	$0.00	$0.00	$11,334.53	$15,019.10	$0.00	$26,353.63

Streicher Mobile Fueling, Inc.
A/R Aging - June 30, 2012
Attachment 1

Account Name (Redacted)	Terms	Current	30 Days	60 Days	90 Days	120+ Days	Balance
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$0.00	$1,028.02	$1,326.49	$0.00	$2,354.51
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	COLLECTIONS	$0.00	$0.00	$0.00	$0.00	$27,491.86	$27,491.86
	NET 30 DAYS	$0.00	$0.00	$10,656.93	$14,016.03	$0.00	$24,672.96
	NET 30 DAYS	$0.00	$0.00	$7,809.39	$9,409.40	$0.00	$17,218.79
	NET 30 DAYS	$0.00	$0.00	$7,305.54	$9,651.71	$0.00	$16,957.25
	NET 30	$0.00	$0.00	$0.00	$650.80	$0.00	$650.80
	NET 30	$0.00	$0.00	$2,829.88	$0.00	$0.00	$2,829.88
	NET 10	$0.00	$0.00	$4,626.85	$3,746.61	$0.00	$8,373.46
	Net 30	$0.00	$0.00	$295.00	$0.00	$0.00	$295.00
	Net 30	$0.00	$0.00	$580.00	$0.00	$0.00	$580.00
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$0.00	$36,957.23	$13,758.43	$0.00	$50,715.66
	NET 10	$0.00	$0.00	$19,045.65	$0.00	$0.00	$19,045.65
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 30	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$(19,525.06)	$0.00	$0.00	$0.00	$(19,525.06)
	NET 10	$0.00	$0.00	$1,888.65	$0.00	$0.00	$1,888.65
	NET 10	$0.00	$0.00	$0.60	$0.00	$0.00	$0.60
	NET 10	$0.00	$0.00	$1,318.40	$0.00	$0.00	$1,318.40
	COLLECTIONS	$0.00	$0.00	$0.00	$761.43	$52,512.09	$53,273.52
	NET 30 DAYS	$0.00	$0.00	$896.24	$0.00	$0.00	$896.24
	NET 10	$0.00	$0.00	$1,696.26	$0.00	$0.00	$1,696.26
	NET 10	$0.00	$0.00	$292.53	$0.00	$0.00	$292.53
	NET 10	$0.00	$0.00	$50.95	$0.00	$0.00	$50.95
	NET 10	$0.00	$0.00	$0.00	$(0.01)	$0.00	$(0.01)
	Net 45	$0.00	$0.00	$0.00	$5,903.78	$407,156.95	$413,060.73
	Net 45	$0.00	$0.00	$0.00	$2,068.76	$160,790.70	$162,859.46
	Net 45	$0.00	$0.00	$0.00	$508.54	$35,071.62	$35,580.16
	NET 10	$0.00	$0.00	$8,842.23	$13,013.17	$0.00	$21,855.40
	NET 10	$0.00	$0.00	$0.00	$154.91	$756.73	$911.64
	COLLECTIONS	$0.00	$0.00	$0.00	$0.00	$19,992.03	$19,992.03
	NET 30 DAYS	$0.00	$5,996.29	$0.00	$0.00	$0.00	$5,996.29
	Net 30	$0.00	$275.00	$275.00	$0.00	$0.00	$550.00
	NET 30 DAYS	$0.00	$2,650.50	$0.00	$0.00	$0.00	$2,650.50
	NET 30 DAYS	$0.00	$0.00	$596.48	$0.00	$0.00	$596.48
	NET 30 DAYS	$0.00	$0.00	$0.00	$985.15	$197.68	$1,182.83
	NET 30 DAYS	$0.00	$0.00	$0.00	$0.00	$607.56	$607.56
	NET 30 DAYS	$0.00	$0.00	$0.00	$0.00	$1,739.79	$1,739.79
	NET 30 DAYS	$0.00	$0.00	$7,076.93	$0.00	$0.00	$7,076.93
	NET 30 DAYS	$0.00	$0.00	$0.00	$264.36	$0.00	$264.36
	NET 10	$0.00	$0.00	$0.00	$158.27	$0.00	$158.27
	Net 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Streicher Mobile Fueling, Inc.
A/R Aging - June 30, 2012
Attachment 1

Account Name (Redacted)	Terms	Current	30 Days	60 Days	90 Days	120+ Days	Balance
	NET 30 DAYS	$0.00	$0.00	$2,381.37	$0.00	$0.00	$2,381.37
	NET 10	$0.00	$0.00	$(1,513.19)	$0.00	$0.00	$(1,513.19)
	NET 10	$0.00	$0.00	$0.00	$0.00	$(63.65)	$(63.65)
	NET 10	$0.00	$0.00	$494.34	$1,006.97	$0.00	$1,501.31
	DO NOT SELL	$0.00	$0.00	$0.00	$0.00	$707.77	$707.77
	NET 10	$0.00	$0.00	$8,818.95	$3,523.97	$0.00	$12,342.92
	NET 10	$0.00	$0.00	$2,304.75	$2,122.60	$0.00	$4,427.35
	NET 30	$0.00	$120.00	$0.00	$0.00	$0.00	$120.00
	Net 30	$0.00	$6,327.55	$0.00	$0.00	$0.00	$6,327.55
	NET 10	$0.00	$0.00	$1,079.76	$1,749.13	$0.00	$2,828.89
	NET 10	$0.00	$0.00	$0.00	$0.00	$(448.29)	$(448.29)
	COLLECTIONS	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$0.00	$869.69	$0.00	$0.00	$869.69
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 30 DAYS	$0.00	$0.00	$3,196.20	$0.00	$0.00	$3,196.20
	Net 30	$0.00	$0.00	$3,154.65	$6,215.90	$22,381.33	$31,751.88
	NET 10	$0.00	$(4,277.96)	$(1,432.91)	$0.00	$0.00	$(5,710.87)
	NET 20 DAYS	$0.00	$0.00	$0.00	$0.00	$1,138.38	$1,138.38
	NET 20 DAYS	$0.00	$0.00	$0.00	$218.85	$3,718.19	$3,937.04
	NET 20 DAYS	$0.00	$0.00	$0.00	$0.00	$224.23	$224.23
	NET 20 DAYS	$0.00	$0.00	$141.26	$418.51	$4,490.60	$5,050.37
	NET 20 DAYS	$0.00	$0.00	$87.66	$3,893.78	$13,748.63	$17,730.07
	NET 20 DAYS	$0.00	$0.00	$163.37	$0.00	$514.26	$677.63
	NET 20 DAYS	$0.00	$0.00	$0.00	$0.00	$12.31	$12.31
	NET 20 DAYS	$0.00	$0.00	$0.40	$0.00	$0.00	$0.40
	NET 10	$0.00	$0.00	$0.00	$0.00	$362.64	$362.64
	Net 30	$(500.00)	$0.00	$0.00	$0.00	$0.00	$(500.00)
	NET 10	$0.00	$(411.06)	$0.00	$0.00	$0.00	$(411.06)
	NET 10	$0.00	$0.00	$0.00	$0.00	$145.22	$145.22
	Net 30	$(306.27)	$0.00	$0.00	$0.00	$0.00	$(306.27)
	NET 10	$0.00	$(157.93)	$0.00	$0.00	$0.00	$(157.93)
	NET 30 DAYS	$0.00	$0.00	$231.71	$0.00	$0.00	$231.71
	NET 10	$0.00	$0.00	$0.00	$1,820.16	$0.00	$1,820.16
	NET 20 DAYS	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 20 DAYS	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 20 DAYS	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 20 DAYS	$0.00	$0.00	$0.00	$0.00	$14.82	$14.82
	NET 20 DAYS	$0.00	$0.00	$0.23	$0.00	$0.00	$0.23
	NET 20 DAYS	$0.00	$0.00	$8.62	$0.00	$0.00	$8.62
	NET 20 DAYS	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$0.00	$(0.13)	$0.00	$0.00	$(0.13)

		$(1,621.27)	$(14,478.09)	$274,181.27	$199,649.84	$886,655.20	$1,344,386.95

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
$-
See attached				-
-
-
-
-
-
TOTAL AMOUNT				$-	(b)

☐	Check here is pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only):

Opening balance		$124,254.89	(a)
PLUS: New Indebtedness Incurred This Month		153.17
MINUS: Amount Paid on Post Petition,
Accounts Payable This Month		(111,578.63)
PLUS/MINUS: Adjustments
Ending Month Balance	*	$12,829.43	(c)

*Does not include professional fees.

The previous month MOR included pre-petition A/P and this adjustment corrects the A/P to include only post-petition activity.
SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section.

Secured Creditor / Lessor	Date Payment Due This Month	Amount Paid This Month		Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
Wells Fargo Bank	6/1/2012	10,972,056.79		0	$-

TOTAL		$10,972,056.79	(d)

(a) This number is carried from last month's report. For the first report only, this number will be zero.

(b,c)The total of line (b) must equal line (c).

(d)This number is reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

Streicher Mobile Fueling, Inc.

A/P Aging – June 30, 2012

Attachment 2

Name	Doc Date	Due Date	Total Balance	Current Period	41 - 60 Days	61 - 90 Days	91 and Over
DELAWARE SE	4/16/2012	4/16/2012	$125.00			$125.00
AMERICAN DR	6/22/2012	7/2/2012	$8.00	$8.00
AMERICAN ST	5/1/2012	5/15/2012	$1,038.00			$1,038.00
BEWLEY, LAS	5/22/2012	5/22/2012	$700.00		$700.00
BEWLEY, LAS	5/22/2012	5/22/2012	$2,680.00		$2,680.00
COMFORT HOU	5/10/2012	5/10/2012	$81.05		$81.05
CRYSTAL SPR	6/3/2012	6/3/2012	$10.00	$10.00
CRYSTAL SPR	6/3/2012	6/3/2012	$93.37	$93.37
DUPONT PENS	4/30/2012	4/30/2012	$1,808.22			$1,808.22
DUPONT PENS	5/31/2012	5/31/2012	$3,736.99	$3,736.99
JACKSON LEW	5/31/2012	5/31/2012	$617.00	$617.00
SOURCE INTE	4/16/2012	4/16/2012	$1,890.00			$1,890.00
SPARKLETTS	6/3/2012	6/3/2012	$41.80	$41.80

			$12,829.43	$4,507.16	$3,461.05	$4,861.22	$0.00

ATTACHMENT 3

INVENTORY AND FIXED ASSET REPORT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$368,863.00
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$-	(a)
PLUS: Inventory Purchased During Month	$18,709.23
MINUS: Inventory Used or Sold	$(18,709.23)
PLUS/MINUS: Adjustments or Write-downs	$-	*
Inventory on Hand at End of Month	$-

METHOD OF COSTING INVENTORY:	FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete		Total Inventory

0.00%	0.00%	0.00%	0.00%	=	0	%*

* Aging Percentages must equal 100%
☐	Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:	$3,744,475	(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION: (First Report Only):	Vehicles, furnishings, office equipment, machinery, etc.

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month	$3,744,475	(a)(b)
MINUS: Depreciation Expense	$-
PLUS: New purchases	$-
PLUS/MINUS: Adjustments or Write-downs	$(2,764,650)	*
Ending Monthly Balance	$979,825

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING

PERIOD:	Sale of assets to Sun Coast Resources Inc. closed on June 4, 2012.

(a)   This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.

(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	4124321431
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR
	Accounts Payable Account

PURPOSE OF ACCOUNT:	Operating

Ending Balance Per Bank Statement	$-
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$(42,832.40	)*
Minus Service Charges	$-
Ending Balance Per Check Register	$(42,832.40	)**(a)

*Debit cards are used by ___________________________________________________

**If Closing Balance is negative, provide explanation:_____________________________

Since this account is setup as a ZBA account, it is only funded when the checks are presented to the bank. The funds will be automatically transferred by the bank from the Master Funding account to the A/P account when a check is presented against the account. Accordingly any outstanding checks will reflect as a negative balance until the checks are presented to the bank.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

ATTACHMENT 5A

CHECK REGISTER- OPERATING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Accounts Payable Account

ACCOUNT NUMBER:	4124321431

PURPOSE OF ACCOUNT:	Operating

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount

See Attachment				$-

TOTAL				$-

MOR-8

System: 7/9/2012 9:33:16 AM
User Date: 7/9/2012

Streicher Mobile Fueling, Inc.
RECONCILIATION EDIT LIST
Bank Reconciliation

Page: 1
User ID: iwilson

Au Trail Code:
Che..ook ID: DISBURSEMENT
Description: AP Disbursement

Bank Statement Ending Balance: $0.00
Bank Statement Ending Date: 6/30/2012
Cutoff Date: 6/30/2012

Statement Ending Balance	$0.00
Outstanding Checks (-)	$42,832.40
Deposits in Transit (+)	$0.00
Adjusted Bank Balance	($42,832.40)
Checkbook Balance as of Cutoff	($42,832.40)
Adjustments	$0.00
Adjusted Book Balance	($42,832.40)
Difference	$0.00

7/9/12

7/10/12

7/12/2012

System: 7/8/2012 9:22:54 PM
User Date: 7/8/2012

Streicher Mobile Fueling, Inc.
CLEARED TRANSACTIONS JOURNAL
Bank Reconciliation

Page: 1
User ID: iwilson

Audit Trail Code: CMADJ00000147
Checkbook ID: DISBURSEMENT
Description: AP Disbursement
Sorted By: Type

Type	Number	Date	Paid To/Rcvd From	Trx Amount	Cleared Amount
CHK	000100550	4/20/2012	RONALD RODRIGUEZ	($37.00)	
CHK	000100597	5/11/2012	BROADRIDGE	($701.49)	
CHK	000100610	5/11/2012	NATIONAL INFORMATION CONSORTIU	($60.00)	
CHK	000100611	5/11/2012	NC DEPARTMENT OF REVENUE	$173.84	
CHK	000100614	5/11/2012	RONALD RODRIGUEZ	($42.00)	
CHK	000100642	5/11/2012	ARCO - ALL	($11,737.75)	
CHK	000100653	5/22/2012	METROPOLITIAN MEDICAL CLINICS	($100.00)	
CHK	000100661	5/22/2012	STAPLES CONTRACT & COMMERCIAL,	($3,917.22)	
CHK	000100667	5/22/2012	PETE MADISON	($2,795.63)	
CHK	000100669	5/22/2012	JAMES T. MOSER JR.	($1,000.00)	
CHK	000100671	5/22/2012	PEMBROKE TELEPHONE COMPANY, IN	($208.83)	
CHK	000100672	5/22/2012	DELAND, INC	($5,500.00)	
CHK	000100679	5/22/2012	GOOGLE, INC.	($244.53)	
CHK	000100681	5/22/2012	HECK RENTAL PROPERTIES	($3,700.00)	
CHK	000100682	5/22/2012	HI-TECH POWER SYSTEMS, INC. (R	($500.00)	
CHK	000100683	5/22/2012	HUMDOL, INC.	($1,230.50)	
CHK	000100685	5/22/2012	JOHNSON/PERKINS PARTNERSHIP	($2,650.00)	
CHK	000100686	5/22/2012	PORT 1100 LLC	($6,180.49)	
CHK	000100687	5/22/2012	POST TRAILER REPAIRS INC (RENT	($1,000.00)	
CHK	000100688	5/22/2012	PITNEY BOWES PURCHASE POWER	($3,000.00)	
CHK	000100689	5/22/2012	R&D PROPERTIES	($150.00)	
CHK	000100690	5/22/2012	BELLSOUTH / AT&T	($174.78)	
CHK	000100691	5/22/2012	EMBARQ	($270.66)	
CHK	000100692	5/22/2012	SUNSHINE ALLEY, L.P.	($1,000.00)	
CHK	000100695	5/22/2012	dk WAYSIDE TRUCK & TRAILER REP	($1,000.00)	
CHK	000100696	5/22/2012	VERIZON FLORIDA LLC	($195.84)	
CHK	000100697	5/22/2012	CITY OF TAMPA, FL	($158.00)	
CHK	000100698	5/22/2012	LIBERTY PROPERTY TRUST	($60,338.95)	
CHK	000100699	5/22/2012	DTN CORPORATION	($313.00)	
CHK	000100700	5/22/2012	PITNEY BOWES	($3,218.67)	
CHK	000100711	6/1/2012	UNITED HEALTHCARE SPECIALTY BE	($35.18)	
CHK	000100712	6/1/2012	UNITED HEALTHCARE SPECIALTY BE	($591.34)	
CHK	000100713	6/1/2012	CGLIC-CHATTANOOGA EASC	($13.88)	
CHK	000100714	6/1/2012	CGLIC-CHATTANOOGA EASC	($1,664.83)	
CHK	000100715	6/1/2012	ADP, INC.	($562.63)	
CHK	000100716	6/1/2012	AETNA	($27,804.56)	
CHK	000100717	6/1/2012	AFLAC	($3,071.94)	
CHK	000100718	6/1/2012	AMERICAN RECOVERY, LLC	($118.00)	
CHK	000100719	6/1/2012	BACKGROUND INFORMATION, INC	($39.95)	
CHK	000100720	6/1/2012	DELL FINANCIAL SERVICES LLC	($2,516.71)	
CHK	000100721	6/1/2012	FLORIDA DEPARTMENT OF TRANSPOR	($27.25)	
CHK	000100722	6/1/2012	FEDERAL EXPRESS CORP	($3,758.63)	
CHK	000100723	6/1/2012	STAPLES CONTRACT & COMMERCIAL,	($2,145.87)	
CHK	000100724	6/1/2012	SULLIVANS ADVANCED FLEET SERVI	($1,493.97)	
CHK	000100725	6/1/2012	UPS	($136.70)	
CHK	000100726	6/1/2012	ABRAHAM TATIS	($1,122.00)	
CHK	000100727	6/1/2012	VINTAGE FILLINGS, LLC	($1,587.00)	
CHK	000100728	6/1/2012	WELLS FARGO BANK N.A. DBA FLA	($24,601.00)	
CHK	000100730	6/6/2012	ADP, INC.	($1,423.04)	
CHK	000100731	6/6/2012	EYRAN J. BERNAL	($136.48)	
CHK	000100732	6/6/2012	FEDERAL EXPRESS CORP	($433.16)	
CHK	000100733	6/6/2012	KAREN HILL	($350.25)	
CHK	000100734	6/6/2012	IKON OFFICE SOLUTIONS	($59.13)	
CHK	000100735	6/6/2012	ROBERT W. BEARD	($1,287.13)	
CHK	000100736	6/6/2012	BROADWING COMMUNICATIONS LLC	($514.63)	
CHK	000100737	6/6/2012	BLAKEMAN INDUSTRIAL PARK, LLC	($1,237.50)	
CHK	000100738	6/6/2012	BUFFALO ROAD LLC	($200.00)	
CHK	000100739	6/6/2012	DELAND, INC	($2,750.00)	
CHK	000100740	6/6/2012	LOGISTIC LEASING, LLC	($500.00)	
CHK	000100741	6/6/2012	HENRY B. GLASCOCK COMPANY	($125.00)

System: 7/8/2012 9:22:54 PM
User Date: 7/8/2012
Streicher Mobile Fueling, Inc.
CLEARED TRANSACTIONS JOURNAL
Bank Reconciliation
Page: 2
User ID: iwilson

CHK	000100742	6/6/2012	HAMILTON, LLC	($3,750.00)
CH	)0100743	6/6/2012	HI-TECH POWER SYSTEMS, INC. (R	($250.00)
CHK	,00100744	6/6/2012	HUMDOL, INC.	($615.25)
CHK	000100745	6/6/2012	JOHNSON/PERKINS PARTNERSHIP	($1,325.00)
CHK	000100746	6/6/2012	MOBILE MINI, INC	($79.41)
CHK	000100747	6/6/2012	TANK MASTER OF NEVADA, INC.	($1,875.00)
CHK	000100748	6/6/2012	HECK RENTAL PROPERTIES	($1,850.00)
CHK	000100749	6/6/2012	PETE MADISON	($1,397.82)
CHK	000100750	6/6/2012	JAMES T. MOSER JR.	($500.00)
CHK	000100751	6/6/2012	PBD BUILDING, L.L.C.	($1,375.00)
CHK	000100752	6/6/2012	PNP ENTERPRISES	($291.50)
CHK	000100753	6/6/2012	PORT 1100 LLC	($3,090.25)
CHK	000100754	6/6/2012	POST TRAILER REPAIRS INC (RENT	($500.00)
CHK	000100755	6/6/2012	PUBLIC STORAGE, INC.	($896.28)
CHK	000100756	6/6/2012	SUNSHINE ALLEY, L.P.	($500.00)
CHK	000100757	6/6/2012	R&D PROPERTIES	($150.00)
CHK	000100759	6/6/2012	dk WAYSIDE TRUCK & TRAILER REP	($500.00)
CHK	000100760	6/6/2012	DE LAGE LANDEN OPERATIONAL SER	($1,687.25)
CHK	000100761	6/6/2012	SAFETY KLEEN	($291.45)
CHK	000100762	6/6/2012	WASTE PRO OF FLORIDA INC.	($75.75)
CHK	000100764	6/7/2012	PALM TRUCK CENTERS, INC.	($1,329.81)
CHK	000100765	6/8/2012	LIBERTY PROPERTY TRUST	($56,299.30)
CHK	000100766	6/8/2012	JONATHAN USHER	($9,233.41)
CHK	000100767	6/8/2012	ABRAHAM TATIS	($1,204.50)
CHK	000100768	6/11/2012	PUBLIC STORAGE, INC.	($1,079.37)
CHK	000100769	6/11/2012	BELLSOUTH	($1,859.45)
CHK	000100770	6/11/2012	GARY G. WILLIAMS	($63.55)
CHK	000100771	5/21/2012	ST. JOHN THE BAPTIST PARISH SA	($73.21)
CHK	000100772	6/15/2012	ABRAHAM TATIS	($1,320.00)
CHK	000100773	6/15/2012	ADP, INC.	($219.70)
CHK	000100774	6/15/2012	WELLS FARGO BANK N.A. DBA FLA	($24,525.52)
CH	)0100775	6/20/2012	EXAMINATION MANAGEMENT	($40.00)
CHK	000100776	6/20/2012	AFLAC	($1,692.80)
CHK	000100777	6/20/2012	LAURA PATRICIA MESSENBAUGH	($262.17)
CHK	000100778	6/21/2012	AT&T-UNIVERSAL BILLER	($4,590.66)
CHK	000100779	6/21/2012	AT & T	($376.90)
CHK	000100780	6/21/2012	CALIFORNIA WATER SERVICE	($3.22)
CHK	000100781	6/21/2012	CANOOCHEE ELECTRIC MEMBERSHIP	($206.67)
CHK	000100782	6/21/2012	CENTURYLINK	($249.44)
CHK	000100783	6/21/2012	CRYSTAL SPRINGS	($35.99)
CHK	000100786	6/21/2012	ENTERGY GULF STATES LOUISIANA	($69.18)
CHK	000100787	6/21/2012	FEDERAL EXPRESS CORP	($920.49)
CHK	000100788	6/21/2012	GEORGIA POWER COMPANY	($41.29)
CHK	000100789	6/21/2012	GWINNETT CTY DEPT OF PUBLIC	($70.12)
CHK	000100790	6/21/2012	LEE COUNTY UTILITIES	($29.86)
CHK	000100791	6/21/2012	MEGAPATH, INC.	($3,241.31)
CHK	000100792	6/21/2012	MX ENERGY	($138.87)
CHK	000100793	6/21/2012	PREMIERE GLOBAL SERVICES	($457.49)
CHK	000100794	6/21/2012	BELLSOUTH / AT&T	($132.55)
CHK	000100795	6/21/2012	SPARKLETTS	($94.40)
CHK	000100796	6/21/2012	TAMPA ELECTRIC	($182.17)
CHK	000100797	6/21/2012	VAR RESOURCES, INC.	($1,896.81)
CHK	000100798	6/21/2012	WASTE MANAGEMENT-LA DISTRICT	($138.05)
CHK	000100799	6/21/2012	CITY OF GONZALES	($66.08)
CHK	000100800	6/21/2012	DELL FINANCIAL SERVICES LLC	($6,572.68)
CHK	000100801	6/21/2012	JEA	($95.72)
CHK	000100802	6/21/2012	MOBILE MINI, INC	($102.87)
CHK	000100803	6/21/2012	PEAK 10 1VAULT, INC.	($17,312.80)
CHK	000100804	6/21/2012	ADP, INC.	($1,426.39)
CHK	000100805	6/21/2012	WILLIAMS SCOTSMAN, INC.	($406.44)
CHK	)0100807	6/21/2012	JONATHAN USHER	($1,195.72)
CH	)0100808	6/21/2012	JUSTIN W. BRAUN	($400.00)
CHK	000100809	6/21/2012	IKON FINANCIAL SERVICES	($1,064.33)
CHK	000100810	6/21/2012	IKON OFFICE SOLUTIONS	($735.99)
CHK	000100811	6/21/2012	PITNEY BOWES	($5,520.30)
CHK	000100812	6/21/2012	LEAF FUNDING INC.	($190.80)
CHK	000100813	6/21/2012	TOTAL CONTROL DESIGN L.C.	($37.10)
CHK	000100814	6/21/2012	BROADWING COMMUNICATIONS LLC	($514.92)

System: 7/8/2012 9:22:54 PM
User Date: 7/8/2012
Page: 3
User ID: iwilson

Streicher Mobile Fueling, Inc.
CLEARED TRANSACTIONS JOURNAL
Bank Reconciliation

CHK	000100815	6/21/2012	ABRAHAM TATIS	($1,402.50)	
CH	)0100817	6/25/2012	UNITED HEALTHCARE SPECIALTY BE	($1,013.99)	not cleared
CHK	000100821	6/29/2012	ABRAHAM TATIS	($1,435.50)	
CHK	000100831	6/8/2012	BAYSHORE PARTNERS, LLC.	($376,939.62)	
CHK	000100832	6/15/2012		($12,797.79)	
WDL	100611	5/11/2012	NC DEPARTMENT OF REVENUE	($173.84)	
WDL	PMT0000063456	5/21/2012	LOUISIANA DEPT OF REVENUE	$827.00	
WDL	PMT0000063457	5/21/2012	JEFFERSON PARISH SHERIFF'S OFF	$326.31	
WDL	PMT0000063458	5/21/2012	FLORIDA DEPT OF REVENUE	$8,646.70	
WDL	PMT0000063459	5/21/2012	EAST BATON ROUGE PARISH	$304.00	
WDL	PMT0000063460	5/22/2012	ASCENSION PARISH SALES TAX AUT	$6.39	
WDL	PMT0000063461	5/22/2012	ST. JOHN THE BAPTIST PARISH SA	$86.67	
WDL	PMT0000063462	5/21/2012	TANGIPAHOA PARISH SCHOOL SYSTE	$288.01	
WDL	PMT0000063503	5/24/2012	NC DEPARTMENT OF REVENUE	$2,328.21	
WDL	PMT0000063512	5/2/2012	JOHN HANCOCK	$1,640.48	
WDL	PMT0000063519	5/2/2012	JOHN HANCOCK	($1,640.48)	
WDL	PMT0000063557	5/1/2012	FL. DEPT. OF REVENUE	($22,162.76)	
WDL	PMT0000063558	5/21/2012	FLORIDA DEPT OF REVENUE	($1,401.30)	
WDL	PMT0000063559	5/21/2012	FLORIDA DEPT OF REVENUE	($7,245.40)	
WDL	PMT0000063562	5/1/2012	NC DEPARTMENT OF REVENUE	($3,440.00)	
WDL	PMT0000063563	5/1/2012	NC DEPARTMENT OF REVENUE	($2,154.37)	
WDL	PMT0000063565	5/18/2012	NC DEPARTMENT OF REVENUE	($173.84)	
WDL	PMT0000063570	5/21/2012	JEFFERSON PARISH SHERIFF'S OFF	($277.56)	
WDL	PMT0000063571	5/21/2012	JEFFERSON PARISH SHERIFF'S OFF	($48.75)	
WDL	PMT0000063572	5/21/2012	LOUISIANA DEPT OF REVENUE	($90.06)	
WDL	PMT0000063573	5/21/2012	LOUISIANA DEPT OF REVENUE	($736.94)	
WDL	PMT0000063574	5/21/2012	TANGIPAHOA PARISH SCHOOL SYSTE	($28.17)	
WDL	PMT0000063575	5/21/2012	TANGIPAHOA PARISH SCHOOL SYSTE	($259.84)	
WDL	PMT0000063576	5/21/2012	EAST BATON ROUGE PARISH	($19.16)	
WDL	PMT0000063577	5/21/2012	EAST BATON ROUGE PARISH	($284.84)	
WD	MT0000063578	5/21/2012	ST. JOHN THE BAPTIST PARISH SA	($13.46)	
WI	T0000063580	5/21/2012	ASCENSION PARISH SALES TAX AUT	($6.39)	
WDL	PMT0000063613	6/8/2012	HEARTLAND PAYMENTS	($114.00)	
WDL	PMT0000063614	6/1/2012	HEARTLAND PAYMENTS	($1,114.26)	
WDL	PMT0000063615	6/12/2012	JOHN HANCOCK	($942.29)	
WDL	WDL000011058	6/6/2012		($520,000.00)	
WDL	WDL000011060	6/6/2012		($744.34)	
WDL	WDL000011061	6/6/2012		($30,347.69)	
WDL	Z8FLOREV 041912	5/1/2012	FLORIDA DEPT OF REVENUE	$22,162.76	
WDL	Z8NCREV 041912	5/1/2012	NC DEPARTMENT OF REVENUE	$3,440.00	
IAJ	IAJ000011113	6/19/2012		$1,689.92	
DAJ	DAJ000011112	6/19/2012		($1,689.92)	
DAJ	DAJ000011159	6/20/2012		($37,179.14)	
DAJ	DAJ000011160	6/20/2012		($86,960.75)	
DAJ	DAJ000011161	6/25/2012		($946.63)	
XFR	XFR000011041	6/1/2012	Transfer From MASTER	$7,945.09	
XFR	XFR000011044	6/4/2012	Transfer From MASTER	$10,120.13	
XFR	XFR000011050	6/5/2012	Transfer From MASTER	$2,060.00	
XFR	XFR000011054	6/6/2012	Transfer To COLLECTION	($1,644,192.19)	
XFR	XFR000011055	6/6/2012	Transfer From MASTER	$2,277,322.96	
XFR	XFR000011059	6/6/2012	Transfer To PAYROLL	($81,443.96)	
XFR	XFR000011072	6/7/2012	Transfer From MASTER	$43,513.52	
XFR	XFR000011082	6/8/2012	Transfer From MASTER	$396,603.26	
XFR	XFR000011088	6/11/2012	Transfer From MASTER	$27,322.08	
XFR	XFR000011093	6/12/2012	Transfer From MASTER	$67,029.28	
XFR	XFR000011096	6/13/2012	Transfer From MASTER	$21,720.47	
XFR	XFR000011097	6/13/2012	Transfer From PAYROLL	$9,385.25	
XFR	XFR000011102	6/14/2012	Transfer From MASTER	$16,754.77	
XFR	XFR000011135	6/18/2012	Transfer From MASTER	$28,084.68	
XFR	XFR000011136	6/19/2012	Transfer From MASTER	$1,852.75	
XF	FR000011137	6/20/2012	Transfer From MASTER	$124,639.89	
XF	FR000011138	6/21/2012	Transfer From MASTER	$545.42	
XFR	XFR000011139	6/22/2012	Transfer From MASTER	$61,130.32	
XFR	XFR000011140	6/25/2012	Transfer From MASTER	$25,216.75	
XFR	XFR000011141	6/26/2012	Transfer From MASTER	$946.63	
XFR	XFR000011142	6/26/2012	Transfer From MASTER	$16,230.95	
XFR	XFR000011143	6/27/2012	Transfer From MASTER	$11,253.74	
XFR	XFR000011144	6/28/2012	Transfer From MASTER	$865.15

System: 7/8/2012 9:22:54 PM
User Date: 7/8/2012
Streicher Mobile Fueling, Inc.
CLEARED TRANSACTIONS JOURNAL
Bank Reconciliation
Page: 4
User ID: iwilson

XFR	XFR000011145	6/29/2012	Transfer From MASTER	$6,955.80
XF	'R000011158	6/15/2012	Transfer To MASTER	($557.98)

198 Transaction(s)

Totals:

Number of Payments	175
Amount of Payments	$3,160,202.80
Number of Deposits	23
Amount of Deposits	$3,159,188.81

System: 7/9/2012 9:33:19 AM
User Date: 7/9/2012

Streicher Mobile Fueling, Inc.
OUTSTANDING TRANSACTIONS REPORT
Bank Reconciliation

Page: 1
User ID: iwilson

Ch ok ID: DISBURSEMENT
Des..iption: AP Disbursement
Sorted By: Type

Type	Number	Date	Paid To/Rcvd From	Trx Amount
CHK	000100599	5/11/2012	CT CORPORATION SYSTEM	($16,649.80)
CHK	000100656	5/22/2012	FLORIDA DEPARTMENT OF TRANSPOR	($3.25)
CHK	000100658	5/22/2012	MISSISSIPPI STATE TAX COMMISSI	($4.16)
CHK	000100659	5/22/2012	MISSISSIPPI STATE TAX COMMISSI	($39.86)
CHK	000100660	5/22/2012	MISSISSIPPI STATE TAX COMMISSI	($93.31)
CHK	000100694	5/22/2012	T & E PLANTATION LLC	($1,000.00)
CHK	000100710	6/1/2012	WELLS FARGO	($25.00)
CHK	000100758	6/6/2012	T & E PLANTATION LLC	($500.00)
CHK	000100784	6/21/2012	FLORIDA DEPARTMENT OF TRANSPOR	($9.00)
CHK	000100806	6/21/2012	TIMOTHY E. SHAW	($118.07)
CHK	000100816	6/21/2012	LAURA PATRICIA MESSENBAUGH	($165.54)
CHK	000100817	6/28/2012	United Health Care	($1,013.99)
CHK	000100818	6/27/2012	VALERO MARKETING AND SUPPLY CO	($18,709.23)
CHK	000100819	6/29/2012	FEDERAL EXPRESS CORP	($567.42)
CHK	000100820	6/29/2012	IKON OFFICE SOLUTIONS	($593.90)
CHK	000100822	6/29/2012	CHARLES SEITTER	($560.00)
CHK	000100823	6/29/2012	THOMAS CONLON	($950.00)
CHK	000100824	6/29/2012	VINTAGE FILLINGS, LLC	($820.00)
CHK	000100825	6/29/2012	PITNEY BOWES CREDIT CORP.	($87.92)
CHK	000100826	6/29/2012	ADP, INC.	($186.83)
CHK	000100827	6/29/2012	TAMPA ELECTRIC	($269.87)
CHK	000100828	6/29/2012	TOTAL CONTROL DESIGN L.C.	($37.10)
CHK	000100829	6/29/2012	TIMOTHY E. SHAW	($380.00)
CH	000100830	6/29/2012	LAURA PATRICIA MESSENBAUGH	($48.15)

24 Transaction(s)

Totals:

Number of Payments	24
Amount of Payments	$42,832.40
Number of Deposits	0
Amount of Deposits	$0.00

System: 7/9/2012 9:30:16 AM
User Date: 7/9/2012

Streicher Mobile Fueling, Inc.
BANK TRANSACTION POSTING JOURNAL
Bank Reconciliation

Page: 1
User ID: iwilson

Audit Trail Code: CMTRX00002402
* led transactions

Checkbook ID	Type	Number	Date	Posting Date	Amount
Paid To/Rcvd From		Description			
DISBURSEMENT	Check	000100817	6/28/2012	6/28/2012	$1,013.99
United Health Care		401K			

Account Number	Account Description	Debit	Credit
001-000-100125-00-00-00	Cash - AP Disbursement	$0.00	$1,013.99
001-000-100190-00-00-00	Cash - Clearing	$1,013.99	$0.00
		$1,013.99	$1,013.99

Total Transactions: 1

Check did not clear the bank. Despite the bank statement indicating that it was, on 6/22 the bank corrected their error which did not reflect on the June 2012 bank statement

Ian

System: 7/9/2012 9:30:27 AM
User Date: 7/9/2012

Streicher Mobile Fueling, Inc.
GENERAL POSTING JOURNAL
General Ledger

Page: 1
User ID: iwilson

* Voided Journal Entry
\# Intercompany Journal Entry

Batch ID: CMTRX00002402
Batch Comment: Bank Transaction Entry

Approved:	No	Batch Total Actual:	$2,027.98	Batch Total Control:	$0.00
Approved by:		Trx Total Actual:	1	Trx Total Control:	0
Approval Date:					

Journal Entry	Transaction Type	Transaction Date	Reversing Date	Source Document	Transaction Reference	Audit Trail Code	Reversing Audit Trail Code
1,045,155	Standard	6/28/2012		CMTRX	401K	GLTRX00096669	

Account	Description	Debit	Credit
001-000-100125-00-00-00	Cash - AP Disbursement		$1,013.99
001-000-100190-00-00-00	Cash - Clearing	$1,013.99	
Total Distributions: 2	Totals:	$1,013.99	$1,013.99

Total Journal Entries: 1

WellsOne® Account

Account number: **4124321431** ■ June 1, 2012 - June 30, 2012 ■ Page 1 of 4

WELLS FARGO

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

SMF ENERGY CORPORATION
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR
ACCOUNTS PAYABLE ACCOUNT
200 W CYPRESS CREEK RD STE 400
FORT LAUDERDALE FL 33309-2175

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
4124321431 Cash Disb	$0.00	$3,173,853.10	-$3,173,853.10	$0.00

Credits

Deposits

Effective date	*Posted date*	*Amount*	*Transaction detail*
06/27	06/28	1,013.99	Reversal of Check Posted 6-27-12 Refer to Maker Our Ref: 6-27-12 00000000
		$1,013.99	**Total deposits**

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/01	7,945.09	ZBA Balance Account Transfer From 4124321423
	06/04	10,120.13	ZBA Balance Account Transfer From 4124321423
	06/05	2,060.00	ZBA Balance Account Transfer From 4124321423
	06/06	2,277,322.96	ZBA Balance Account Transfer From 4124321423
	06/07	43,513.52	ZBA Balance Account Transfer From 4124321423
	06/08	396,603.26	ZBA Balance Account Transfer From 4124321423
	06/11	27,322.08	ZBA Balance Account Transfer From 4124321423
	06/12	67,029.28	ZBA Balance Account Transfer From 4124321423
	06/13	9,385.25	WT Seq104320 Smf Energy Corp /Org=Smf Energy Corporation Srf# IN12061312321295 Trn#120613104320 Rfb# 000000435
	06/13	21,720.47	ZBA Balance Account Transfer From 4124321423
	06/14	16,754.77	ZBA Balance Account Transfer From 4124321423
	06/15	15,340.22	Global Companies Hist Rtn 120615 06704589 Smf Energy Corporation
	06/18	28,084.68	ZBA Balance Account Transfer From 4124321423
	06/19	1,852.75	ZBA Balance Account Transfer From 4124321423
	06/20	124,639.89	ZBA Balance Account Transfer From 4124321423
	06/21	545.42	ZBA Balance Account Transfer From 4124321423
	06/22	61,130.32	ZBA Balance Account Transfer From 4124321423

(182)
Sheet Seq = 0076111
Sheet 00001 of 00004

Account number: **4124321431** ■ June 1, 2012 - June 30, 2012 ■ Page 2 of 4

WELLS FARGO

Electronic deposits/bank credits *(continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/25	25,216.75	ZBA Balance Account Transfer From 4124321423
	06/26	945.63	John Hancock Hist Rtn 120626 0056985 Smf Energy Corporation
	06/26	1.00	John Hancock Hist Rtn 120626 0056985 Smf Energy Corporation
	06/26	16,230.95	ZBA Balance Account Transfer From 4124321423
	06/27	11,253.74	ZBA Balance Account Transfer From 4124321423
	06/28	865.15	ZBA Balance Account Transfer From 4124321423
	06/29	6,955.80	ZBA Balance Account Transfer From 4124321423
		$3,172,839.11	**Total electronic deposits/bank credits**
		$3,173,853.10	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/01	1,114.26	Hrtland Pmt Sys Txns/Fees 650000003524157 Smf Energy Corporatio
	06/06	520,000.00	WT Fed#04486 HSBC Bank USA /Ftr/Bnf=Mercedes-Benz Financial Services Srf# IN12060409511002 Trn#120605123500 Rfb# 000000422
	06/06	30,347.69	WT Fed#03511 Deutsche Bank Trus /Ftr/Bnf=ADP Payroll Deposit Custodial Acc Srf# IN12060609104515 Trn#120606067612 Rfb# 000000426
	06/06	744.34	WT Fed#03509 Deutsche Bank Trus /Ftr/Bnf=ADP Payroll Deposit Custodial Acc Srf# IN12060609102040 Trn#120606067611 Rfb# 000000425
	06/06	1,644,192.19	WT Seq123501 Smf Energy Corp /Bnf=Smf Energy Corporation Srf# IN12060512410899 Trn#120605123501 Rfb# 000000424
	06/06	81,443.96	WT Seq105130 Smf Energy Corp /Bnf=Smf Payroll Srf# IN12060612455293 Trn#120606105130 Rfb# 000000430
	06/08	376,939.62	WT Seq108284 Bayshore Partners LLC /Bnf=Bayshore Partners, LLC Srf# IN12060409524842 Trn#120608108284 Rfb# 000000423
	06/08	114.00	Heartlndpmtsys Receivable 060612 17542 Smf Energy Corporation
	06/12	942.29	John Hancock ACH Debit 120612 0056985 Smf Energy Corporation
	06/14	15,340.22	Global Companies EFT-Global 201206 06704589 Smf Energy Corporation
	06/15	12,797.79	Au Equity Com 830570 Smf Energy Corporation
	06/15	557.98	ZBA Balance Account Transfer to 4124321423
	06/20	37,179.14	WT Fed#03351 Deutsche Bank Trus /Ftr/Bnf=ADP Payroll Deposit Custodial Acc Srf# IN12062010392307 Trn#120620095858 Rfb# 000000438
	06/20	86,960.75	WT Seq121651 Smf Energy Corp /Bnf=Smf Payroll Srf# IN12062013421787 Trn#120620121651 Rfb# 000000439
	06/25	945.63	John Hancock ACH Debit 120625 0056985 Smf Energy Corporation
	06/25	1.00	John Hancock ACH Debit 120625 0056985 Smf Energy Corporation
		$2,809,620.86	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
100550	37.00	06/07	100614 *	42.00	06/07	100661 *	3,917.22	06/07
100597 *	701.49	06/12	100642 *	11,737.75	06/26	100667 *	2,795.63	06/04
100610 *	60.00	06/05	100653 *	100.00	06/12	100669 *	1,000.00	06/05

Sheet Seq = 0076112
Sheet 00002 of 00004

Account number: **4124321431** ■ June 1, 2012 - June 30, 2012 ■ Page 3 of 4

WELLS FARGO

Checks paid *(continued)*

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
100671 *	208.83	06/01	100732	433.16	06/13	100775	40.00	06/22
100672	5,500.00	06/01	100733	350.25	06/06	100776	1,692.80	06/22
100679 *	244.53	06/06	100734	59.13	06/12	100777	262.17	06/21
100681 *	3,700.00	06/04	100735	1,287.13	06/07	100778	4,590.66	06/25
100682	500.00	06/11	100736	514.63	06/11	100779	376.90	06/26
100683	1,230.50	06/08	100737	1,237.50	06/19	100780	3.22	06/26
100685 *	2,650.00	06/11	100738	200.00	06/12	100781	206.67	06/26
100686	6,180.49	06/07	100739	2,750.00	06/13	100782	249.44	06/25
100687	1,000.00	06/05	100740	500.00	06/11	100783	35.99	06/28
100688	3,000.00	06/04	100741	125.00	06/15	100786	69.18	06/25
100689	150.00	06/14	100742	3,750.00	06/11	100787	920.49	06/26
100690	174.78	06/08	100743	250.00	06/18	100788	41.29	06/25
100691	270.66	06/04	100744	615.25	06/19	100789	70.12	06/26
100692	1,000.00	06/07	100745	1,325.00	06/11	100790	29.86	06/27
100695 *	1,000.00	06/08	100746	79.41	06/12	100791	3,241.31	06/27
100696	195.84	06/04	100747	1,875.00	06/11	100792	138.87	06/28
100697	158.00	06/04	100748	1,850.00	06/12	100793	457.49	06/25
100698	60,338.95	06/12	100749	1,397.82	06/18	100794	132.55	06/27
100699	313.00	06/07	100750	500.00	06/22	100795	94.40	06/27
100700	3,218.67	06/07	100751	1,375.00	06/11	100796	182.17	06/28
100711 *	35.18	06/14	100752	291.50	06/12	100797	1,896.81	06/26
100712	591.34	06/18	100753	3,090.25	06/11	100798	138.05	06/26
100713	13.88	06/11	100754	500.00	06/12	100799	66.08	06/27
100714	1,664.83	06/11	100755	896.28	06/11	100800	6,572.68	06/27
100715	562.63	06/11	100756	500.00	06/20	100801	95.72	06/28
100716	27,804.56	06/13	100757	150.00	06/14	100802	102.87	06/27
100717	3,071.94	06/08	100759 *	500.00	06/12	100803	17,312.80	06/25
100718	118.00	06/13	100760	1,687.25	06/11	100804	1,426.39	06/28
100719	39.95	06/08	100761	291.45	06/11	100805	406.44	06/25
100720	2,516.71	06/08	100762	75.75	06/11	100807 *	1,195.72	06/22
100721	27.25	06/26	100764 *	1,329.81	06/12	100808	400.00	06/25
100722	3,758.63	06/11	100765	56,299.30	06/22	100809	1,064.33	06/26
100723	2,145.87	06/08	100766	9,233.41	06/08	100810	735.99	06/26
100724	1,493.97	06/07	100767	1,204.50	06/11	100811	5,520.30	06/29
100725	136.70	06/12	100768	1,079.37	06/14	100812	190.80	06/25
100726	1,122.00	06/01	100769	1,859.45	06/15	100813	37.10	06/25
100727	1,587.00	06/11	100770	63.55	06/21	100814	514.92	06/25
100728	24,601.00	06/07	100772 *	1,320.00	06/18	100815	1,402.50	06/22
100730 *	1,423.04	06/07	100773	219.70	06/21	100817 *	1,013.99	06/27
100731	136.48	06/08	100774	24,525.52	06/18	100821 *	1,435.50	06/29
	$364,232.24		**Total checks paid**					

- not cleared Bank Return on 6/

* *Gap in check sequence.*

$3,173,853.10	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
05/31	0.00	06/04	0.00	06/06	0.00
06/01	0.00	06/05	0.00	06/07	0.00

Sheet Seq = 0076113
Sheet 00003 of 00004

Account number: **4124321431** ■ June 1, 2012 - June 30, 2012 ■ Page 4 of 4

WELLS FARGO

Daily ledger balance summary *(continued)*

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
06/08	0.00	06/18	0.00	06/25	0.00
06/11	0.00	06/19	0.00	06/26	0.00
06/12	0.00	06/20	0.00	06/27	0.00
06/13	0.00	06/21	0.00	06/28	0.00
06/14	0.00	06/22	0.00	06/29	0.00
06/15	0.00				

Average daily ledger balance **$0.00**

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Sheet Seq = 0076114
Sheet 00004 of 00004

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	2000011121866
	FKA Streicher Mobile Fueling Inc.
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR

PURPOSE OF ACCOUNT:	Payroll

Ending Balance per Bank Statement	$5,000.00
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$5,000.00	**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:_______________________________

The following disbursements were paid in Cash: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

ATTACHMENT 5B

CHECK REGISTER- PAYROLL ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

NAME OF BANK:	Wells Fargo	Branch:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
	FKA Streicher Mobile Fueling Inc.
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER:	2000011121866

PURPOSE OF ACCOUNT:	Payroll

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount

See Attachment

TOTAL				$-

MOR-10

SMF ENERGY CORPORATION
BANK RECONCILIATION
Wells Fargo - Payroll Account

		Account #	2000011121866
		PERIOD END:	6/30/2012
General Ledger Account # 001-000-100140-00-00-00			
PER BANK STATEMENT AS OF	06/30/12		5,000.00
Total Adjustments To Bank		-	
ADJUSTED BANK BALANCE:			5,000.00
GENERAL LEDGER BALANCE:			$5,000.00
Total Adjustments To G/L			
ADJUSTED GENERAL LEDGER BALANCE:			5,000.00
		Variance	0.00

COMPLETED BY: [signature] 7/6/12

REVIEWED BY: [signature] 7/6/12

[signature] 7/12/12

7/6/2012
F:\GL Accounting\Reconciliations\Balance Sheet Recs\Assets\100100-100199 - Cash\FYE 2012\P-13-June\100140 - SMF Payroll Jun 2012

SMF PETROLEUM CORPORATION, INC.
OUTSTANDING CHECKS LIST

Outstanding Checks as of: **06/30/12**

Period ended	Check #	Amount
		$ -

7/6/2012
F:\GL Accounting\Reconciliations\Balance Sheet Recs\Assets\100100-100199 - Cash\FYE 2012\P-13-June\100140
SMF Payroll Jun 2012

WellsOne® Account

Account number: **2000011121866** ■ June 1, 2012 - June 30, 2012 ■ Page 1 of 2
Image count: 3

WELLS FARGO

SMF ENERGY CORPORATION
FKA STREICHER MOBILE FUELING INC
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR
200 W CYPRESS CREEK RD STE 400
FORT LAUDERDALE FL 33309-2175

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
2000011121866	$18,999.55	$168,404.71	-$182,404.26	$5,000.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/06	81,443.96	WT Seq105130 Smf Energy Corp /Org=Smf Energy Corporation Srf# IN12060612455293 Trn#120606105130 Rfb# 000000430
	06/20	86,960.75	WT Seq121651 Smf Energy Corp /Org=Smf Energy Corporation Srf# IN12062013421787 Trn#120620121651 Rfb# 000000439
		$168,404.71	**Total electronic deposits/bank credits**
		$168,404.71	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/06	81,443.96	WT Fed#07347 Deutsche Bank Trus /Ftr/Bnf=ADP Payroll Deposit Custodial Acc Srf# IN12060609112131 Trn#120606067613 Rfb# 000000427
	06/13	9,385.25	WT Seq104320 Smf Energy Corp /Bnf=Smfenergco Srf# IN12061312321295 Trn#120613104320 Rfb# 000000435
	06/20	86,960.75	WT Fed#03160 Deutsche Bank Trus /Ftr/Bnf=ADP Payroll Deposit Custodial Acc Srf# IN12062010385582 Trn#120620095859 Rfb# 000000437
		$177,789.96	**Total electronic debits/bank debits**

Img = 3

(182)
Sheet Seq = 0004540
Sheet 00001 of 00003

Account number: 2000011121866 ■ June 1, 2012 - June 30, 2012 ■ Page 2 of 2

WELLS FARGO

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
5576	971.80	06/14	5577	1,937.60	06/21	5578	1,704.90	06/05

$4,614.30 **Total checks paid**

$182,404.26 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
05/31	18,999.55	06/13	7,909.40	06/20	6,937.60
06/05	17,294.65	06/14	6,937.60	06/21	5,000.00
06/06	17,294.65				

Average daily ledger balance **$10,694.26**

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Sheet Seq = 0034541
Sheet 00002 of 00003

Account: **2000011121866** ■ June 01, 2012 - June 30, 2012 ■ Page 1 of 1

WELLS FARGO

Check Images

SMF ENERGY CORPORATION – DIP
5576
Date 5/29/12
PAY TO THE ORDER OF Linda Bieniek
$ 971.80
DOLLARS

REF#3489624331 CK# 5576 971.80

SMF ENERGY CORPORATION – DIP
5577
Date 5/29/12
PAY TO THE ORDER OF
$ 1937.60
DOLLARS

REF#8318126487 CK# 5577 1937.60

SMF ENERGY CORPORATION – DIP
5578
Date 5/29/12
PAY TO THE ORDER OF Timothy Eshaw
$ 1704.90
DOLLARS

REF#8413850415 CK# 5578 1704.90

Sheet Seq = 0004542
Sheet 00003 of 00003

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - MASTER FUNDING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	4124321423
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR
	Master Funding Account

PURPOSE OF ACCOUNT:	Master Funding Account

Ending Balance Per Bank Statement	$715,922.14
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$715,922.14	**(a)

*Debit cards are used by ___________________________________________________

**If Closing Balance is negative, provide explanation:_____________________________

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

ATTACHMENT 5C

CHECK REGISTER- MASTER FUNDING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

NAME OF BANK:	Wells Fargo	Branch:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Master Funding Account

ACCOUNT NUMBER:	4124321423

PURPOSE OF ACCOUNT:	Master Funding Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount

See Attachment				$-

TOTAL				$-	(d)

MOR-12

System: 7/9/2012 10:59:10 AM
User Date: 7/9/2012

Streicher Mobile Fueling, Inc.
RECONCILIATION POSTING JOURNAL
Bank Reconciliation

Page: 1
User ID: iwilson

Au Trail Code: CMADJ00000148
Che...ook ID: MASTER
Description: Master Funding Account

Bank Statement Ending Balance: $715,922.14
Bank Statement Ending Date: 6/30/2012
Cutoff Date: 6/30/2012

Statement Ending Balance	$715,922.14
Outstanding Checks (-)	$0.00
Deposits in Transit (+)	$0.00
Adjusted Bank Balance	$715,922.14
Checkbook Balance as of Cutoff	$715,922.14
Adjustments	$0.00
Adjusted Book Balance	$715,922.14
Difference	$0.00

7/9/12

7/10/12

7/13/12

System: 7/9/2012 10:59:10 AM	Streicher Mobile Fueling, Inc.	Page: 1
User Date: 7/9/2012	BANK ADJUSTMENTS POSTING JOURNAL	User ID: iwilson
	Bank Reconciliation	

Audit Trail Code: CMADJ00000148
Ch ok ID: MASTER
Des ption: Master Funding Account

Type	Number	Date	Posting Date	Checkbook Amount

Total Adjustments: 0

System: 7/9/2012 10:59:11 AM
User Date: 7/9/2012

Streicher Mobile Fueling, Inc.
CLEARED TRANSACTIONS JOURNAL
Bank Reconciliation

Page: 1
User ID: iwilson

Audit Trail Code: CMADJ00000148
Ch ook ID: MASTER
Des..ption: Master Funding Account
Sorted By: Type

Type	Number	Date	Paid To/Rcvd From	Trx Amount	Cleared Amount
WDL	WDL000011039	6/1/2012		($970,450.53)	
WDL	WDL000011042	6/4/2012		($587,953.83)	
WDL	WDL000011053	6/5/2012		($1,434.27)	
WDL	WDL000011056	6/6/2012		($21,965.12)	
WDL	WDL000011057	6/6/2012		($6,144.72)	
WDL	WDL000011084	6/8/2012		($4,209.22)	
WDL	WDL000011086	6/11/2012		($17,743.95)	
WDL	WDL000011090	6/11/2012		($313.76)	
WDL	WDL000011091	6/12/2012		($2,551.76)	
WDL	WDL000011094	6/13/2012		($189,432.00)	
IAJ	IAJ000011045	6/5/2012		$1,644,192.19	
IAJ	IAJ000011071	6/7/2012		$7,545.71	
IAJ	IAJ000011103	6/14/2012		$20,979.31	
IAJ	IAJ000011108	6/15/2012		$557.98	
IAJ	IAJ000011146	6/18/2012		$28,084.68	
IAJ	IAJ000011147	6/19/2012		$1,852.75	
IAJ	IAJ000011148	6/20/2012		$124,639.89	
IAJ	IAJ000011149	6/21/2012		$545.42	
IAJ	IAJ000011150	6/22/2012		$61,130.32	
IAJ	IAJ000011151	6/25/2012		$25,216.75	
IAJ	IAJ000011152	6/26/2012		$16,230.95	
IAJ	IAJ000011153	6/27/2012		$11,253.74	
IAJ	IAJ000011154	6/28/2012		$865.15	
IA	AJ000011155	6/29/2012		$6,955.80	
IAJ	IAJ000011156	6/14/2012		$16,754.77	
IAJ	IAJ000011175	6/26/2012		$946.63	
DAJ	DAJ000011106	6/14/2012		($16,754.77)	
DAJ	DAJ000011107	6/15/2012		($1,695.03)	
DAJ	DAJ000011109	6/18/2012		($28,084.68)	
DAJ	DAJ000011110	6/18/2012		($2,560.58)	
DAJ	DAJ000011111	6/19/2012		($1,852.75)	
DAJ	DAJ000011115	6/20/2012		($124,639.89)	
DAJ	DAJ000011116	6/20/2012		($8,606.77)	
DAJ	DAJ000011119	6/21/2012		($545.42)	
DAJ	DAJ000011120	6/21/2012		($4,616.41)	
DAJ	DAJ000011122	6/22/2012		($61,130.32)	
DAJ	DAJ000011123	6/22/2012		($5,327.54)	
DAJ	DAJ000011124	6/25/2012		($39,302.33)	
DAJ	DAJ000011125	6/25/2012		($25,216.75)	
DAJ	DAJ000011127	6/27/2012		($11,413.02)	
DAJ	DAJ000011128	6/27/2012		($11,253.74)	
DAJ	DAJ000011129	6/26/2012		($74,322.02)	
DAJ	DAJ000011130	6/26/2012		($16,230.95)	
DAJ	DAJ000011131	6/28/2012		($2,308.06)	
DAJ	DAJ000011132	6/28/2012		($865.15)	
DAJ	DAJ000011133	6/29/2012		($6,955.80)	
DAJ	DAJ000011134	6/29/2012		($613.26)	
DAJ	DAJ000011157	6/15/2012		($557.98)	
DAJ	DAJ000011174	6/19/2012		($1,689.92)	
XFR	XFR000011041	6/1/2012	Transfer To DISBURSEMENT	($7,945.09)	
XFR	XFR000011044	6/4/2012	Transfer To DISBURSEMENT	($10,120.13)	
XFR	XFR000011049	6/5/2012	Transfer From COLLECTION	$520,000.00	
XFP	FR000011050	6/5/2012	Transfer To DISBURSEMENT	($2,060.00)	
XF	R000011055	6/6/2012	Transfer To DISBURSEMENT	($2,277,322.96)	
XFR	XFR000011069	6/7/2012	Transfer From CONTROL	$1,000.00	
XFR	XFR000011072	6/7/2012	Transfer To DISBURSEMENT	($43,513.52)	
XFR	XFR000011081	6/8/2012	Transfer From CONTROL	$1,969.00	
XFR	XFR000011082	6/8/2012	Transfer To DISBURSEMENT	($396,603.26)	
XFR	XFR000011087	6/11/2012	Transfer To CONTROL	($3,717.25)	
XFR	XFR000011088	6/11/2012	Transfer To DISBURSEMENT	($27,322.08)

System: 7/9/2012 10:59:11 AM
User Date: 7/9/2012

Streicher Mobile Fueling, Inc.
CLEARED TRANSACTIONS JOURNAL
Bank Reconciliation

Page: 2
User ID: iwilson

XFR	XFR000011093	6/12/2012	Transfer To DISBURSEMENT	($67,029.28)
XF	FR000011096	6/13/2012	Transfer To DISBURSEMENT	($21,720.47)
XF..	..FR000011102	6/14/2012	Transfer To DISBURSEMENT	($16,754.77)
XFR	XFR000011135	6/18/2012	Transfer To DISBURSEMENT	($28,084.68)
XFR	XFR000011136	6/19/2012	Transfer To DISBURSEMENT	($1,852.75)
XFR	XFR000011137	6/20/2012	Transfer To DISBURSEMENT	($124,639.89)
XFR	XFR000011138	6/21/2012	Transfer To DISBURSEMENT	($545.42)
XFR	XFR000011139	6/22/2012	Transfer To DISBURSEMENT	($61,130.32)
XFR	XFR000011140	6/25/2012	Transfer To DISBURSEMENT	($25,216.75)
XFR	XFR000011141	6/26/2012	Transfer To DISBURSEMENT	($946.63)
XFR	XFR000011142	6/26/2012	Transfer To DISBURSEMENT	($16,230.95)
XFR	XFR000011143	6/27/2012	Transfer To DISBURSEMENT	($11,253.74)
XFR	XFR000011144	6/28/2012	Transfer To DISBURSEMENT	($865.15)
XFR	XFR000011145	6/29/2012	Transfer To DISBURSEMENT	($6,955.80)
XFR	XFR000011158	6/15/2012	Transfer From DISBURSEMENT	$557.98
XFR	XFR000011173	6/22/2012	Transfer From COLLECTION	$600,000.00

76 Transaction(s)

Totals:

Number of Payments	55
Amount of Payments	$5,400,573.19
Number of Deposits	21
Amount of Deposits	$3,091,279.02

System: 7/9/2012 10:59:12 AM
User Date: 7/9/2012

Streicher Mobile Fueling, Inc.
OUTSTANDING TRANSACTIONS REPORT
Bank Reconciliation

Page: 1
User ID: iwilson

Ch ook ID: MASTER
Des..iption: Master Funding Account
Sorted By: Type

Type	Number	Date	Paid To/Rcvd From	Trx Amount

0 Transaction(s)

Totals:

Number of Payments	0
Amount of Payments	$0.00
Number of Deposits	0
Amount of Deposits	$0.00

WellsOne® Account

Account number: **4124321423** ■ June 1, 2012 - June 30, 2012 ■ Page 1 of 3

WELLS FARGO

SMF ENERGY CORPORATION
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR
MASTER FUNDING ACCOUNT
200 W CYPRESS CREEK RD STE 400
FORT LAUDERDALE FL 33309-2175

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
4124321423	$3,025,216.31	$2,796,244.19	-$5,105,538.36	$715,922.14

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/05	520,000.00	Move Cash From Smf Cash Coll 1837 to Smf Master 1423
	06/05	1,644,192.19	WT Seq#80665 Lehne Properties Ltd /Org=Sun Coast Resources, Inc. Srf# IN12060511233238 Trn#120605080665 Rfb# 000001651
	06/07	1,000.00	ZBA Funding Account Transfer From 2079940014538
	06/07	7,545.71	ZBA Funding Account Transfer From 4124321456
	06/08	1,969.00	ZBA Funding Account Transfer From 2079940014538
	06/14	20,979.31	ZBA Funding Account Transfer From 4124321456
	06/15	557.98	ZBA Funding Account Transfer From 4124321431
	06/22	600,000.00	Transfer Smf Cash Coll 1837 to Smf Master 1423
		$2,796,244.19	**Total electronic deposits/bank credits**
		$2,796,244.19	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/01	7,945.09	ZBA Funding Account Transfer to 4124321431
	06/01	970,450.53	ZBA Funding Account Transfer to 4124321456
	06/04	10,120.13	ZBA Funding Account Transfer to 4124321431
	06/04	587,953.83	ZBA Funding Account Transfer to 4124321456
	06/05	2,060.00	ZBA Funding Account Transfer to 4124321431
	06/05	1,434.27	ZBA Funding Account Transfer to 4124321456

(182)
Sheet Seq = 0076108
Sheet 00001 of 00003

Account number: 4124321423 ■ June 1, 2012 - June 30, 2012 ■ Page 2 of 3

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/06	2,277,322.96	ZBA Funding Account Transfer to 4124321431
	06/06	6,144.72	ZBA Funding Account Transfer to 4124321449
	06/06	21,965.12	ZBA Funding Account Transfer to 4124321456
	06/07	43,513.52	ZBA Funding Account Transfer to 4124321431
	06/08	396,603.26	ZBA Funding Account Transfer to 4124321431
	06/08	4,209.22	ZBA Funding Account Transfer to 4124321456
	06/11	3,717.25	ZBA Funding Account Transfer to 2079940014538
	06/11	27,322.08	ZBA Funding Account Transfer to 4124321431
	06/11	313.76	ZBA Funding Account Transfer to 4124321449
	06/11	17,743.95	ZBA Funding Account Transfer to 4124321456
	06/12	67,029.28	ZBA Funding Account Transfer to 4124321431
	06/12	2,551.76	ZBA Funding Account Transfer to 4124321456
	06/13	21,720.47	ZBA Funding Account Transfer to 4124321431
	06/13	189,432.00	ZBA Funding Account Transfer to 4124321456
	06/14	16,754.77	ZBA Funding Account Transfer to 4124321431
	06/15	1,695.03	ZBA Funding Account Transfer to 4124321456
	06/18	28,084.68	ZBA Funding Account Transfer to 4124321431
	06/18	2,560.58	ZBA Funding Account Transfer to 4124321456
	06/19	1,852.75	ZBA Funding Account Transfer to 4124321431
	06/19	1,689.92	ZBA Funding Account Transfer to 4124321456
	06/20	124,639.89	ZBA Funding Account Transfer to 4124321431
	06/20	8,606.77	ZBA Funding Account Transfer to 4124321456
	06/21	545.42	ZBA Funding Account Transfer to 4124321431
	06/21	4,616.41	ZBA Funding Account Transfer to 4124321456
	06/22	61,130.32	ZBA Funding Account Transfer to 4124321431
	06/22	5,327.54	ZBA Funding Account Transfer to 4124321456
	06/25	25,216.75	ZBA Funding Account Transfer to 4124321431
	06/25	39,302.33	ZBA Funding Account Transfer to 4124321456
	06/26	16,230.95	ZBA Funding Account Transfer to 4124321431
	06/26	74,322.02	ZBA Funding Account Transfer to 4124321456
	06/27	11,253.74	ZBA Funding Account Transfer to 4124321431
	06/27	11,413.02	ZBA Funding Account Transfer to 4124321456
	06/28	865.15	ZBA Funding Account Transfer to 4124321431
	06/28	2,308.06	ZBA Funding Account Transfer to 4124321456
	06/29	6,955.80	ZBA Funding Account Transfer to 4124321431
	06/29	613.26	ZBA Funding Account Transfer to 4124321456
		$5,105,538.36	**Total electronic debits/bank debits**
		$5,105,538.36	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
05/31	3,025,216.31	06/06	1,304,011.85	06/12	751,522.48
06/01	2,046,820.69	06/07	1,269,044.04	06/13	540,370.01
06/04	1,448,746.73	06/08	870,200.56	06/14	544,594.55
06/05	3,609,444.65	06/11	821,103.52	06/15	543,457.50

Sheet Seq = 0076109
Sheet 00002 of 00003

Account number: 4124321423 ■ June 1, 2012 - June 30, 2012 ■ Page 3 of 3

WELLS FARGO

Daily ledger balance summary *(continued)*

Date	Balance	Date	Balance	Date	Balance
06/18	512,812.24	06/22	904,403.22	06/27	726,664.41
06/19	509,269.57	06/25	839,884.14	06/28	723,491.20
06/20	376,022.91	06/26	749,331.17	06/29	715,922.14
06/21	370,861.08				

Average daily ledger balance **$987,455.49**

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Sheet Seq = 0076110
Sheet 00003 of 00003

ATTACHMENT 4D

MONTHLY SUMMARY OF BANK ACTIVITY - CASH COLLECTION ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	2000011121837
	DBA Streicher Mobile Fueling Inc.
	Debtor In Possession
	Atlanta Lockbox #932640

PURPOSE OF ACCOUNT:	Cash Collection Account

Ending Balance Per Bank Statement	$5,936,744.84
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$5,936,744.84	**(a)

*Debit cards are used by ___________________________________________________

**If Closing Balance is negative, provide explanation:_____________________________

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

ATTACHMENT 5D

CHECK REGISTER- CASH COLLECTION ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
DBA Streicher Mobile Fueling Inc.
Debtor In Possession
Atlanta Lockbox #932640

ACCOUNT NUMBER:	2000011121837

PURPOSE OF ACCOUNT:	Cash Collection Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount

None

TOTAL				$-

MOR-8

SMF Energy Corporation
Bank Reconciliation
Wells Fargo - Cash Collection Account

Account # 2000011121837

PERIOD END: 5/31/2012

General Ledger Account # 001-000-100130-00-00-00

PER BANK STATEMENT AS OF	06/30/12	5,936,744.84
Total Adjustments To Bank		
ADJUSTED BANK BALANCE:		5,936,744.84
GENERAL LEDGER BALANCE:		$5,936,744.84
Total Adjustments To G/L		0.00
ADJUSTED GENERAL LEDGER BALANCE:		5,936,744.84
	Variance	0.00

COMPLETED BY: [signature] 7/5/12

REVIEWED BY: [signature] 7/6/12

[signature] 7/12/2012

7/5/2012
F:\GL Accounting\Reconciliations\Balance Sheet Recs\Assets\100100-100199 - Cash\FYE 2012\P-13-June\100130 - SMF Cash Collections
Jun 2012

System: 7/5/2012 6:19:41 PM
User Date: 7/5/2012

Streicher Mobile Fueling, Inc.
SUMMARY INQUIRY FOR 2012
General Ledger

Page: 1
User ID: iwilson

Account: 001-000-100130-00-00-00 Cash - Collections
Currency: Z-US$

Period	Debit	Credit	Net Change	Period Balance
Beginning Balance			$0.00	$0.00
Period 1	$15,471,252.34	$15,471,252.34	$0.00	$0.00
Period 2	$18,568,409.13	$18,568,409.13	$0.00	$0.00
Period 3	$17,194,570.93	$17,194,570.93	$0.00	$0.00
Period 4	$19,745,646.02	$19,745,646.02	$0.00	$0.00
Period 5	$15,892,119.09	$15,892,119.09	$0.00	$0.00
Period 6	$16,064,087.32	$16,064,087.32	$0.00	$0.00
Period 7	$16,900,935.17	$16,900,935.17	$0.00	$0.00
Period 8	$16,162,050.98	$16,162,050.98	$0.00	$0.00
Period 9	$17,439,423.14	$17,439,423.14	$0.00	$0.00
Period 10	$8,356,279.77	$8,356,279.77	$0.00	$0.00
Period 11	$8,190,715.26	$6,729,870.00	$1,460,845.26	$1,460,845.26
Period 12	$3,738,548.74		$3,738,548.74	$5,199,394.00
Period 13	$13,129,407.63	$12,392,056.79	$737,350.84	$5,936,744.84
Totals:	$186,853,445.52	$180,916,700.68	$5,936,744.84	$5,936,744.84

WellsOne® Account

Account number: **2000011121837** ■ June 1, 2012 - June 30, 2012 ■ Page 1 of 3

WELLS FARGO

SMF ENERGY CORPORATION
DBA STREICHER MOBILE FUELING INC
DEBTOR IN POSSESSION
ATLANTA LOCKBOX #932640
200 W CYPRESS CREEK RD STE 400
FORT LAUDERDALE FL 33309-0000

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
2000011121837	$5,199,394.00	$13,129,407.63	-$12,392,056.79	$5,936,744.84

Credits

Deposits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/01	23,880.62	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/04	48,087.41	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/05	3,054.79	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/06	11,988.35	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/07	19,902.70	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/08	5,038.61	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/11	87,591.16	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/12	545.00	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/13	500.00	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/14	1,550.34	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/15	1,880.39	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/18	59,527.39	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/19	15,993.81	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/20	406.68	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/21	3,138.69	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/22	8,468.25	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/25	26,513.00	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/26	1,812.02	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/27	136.26	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/28	23,178.01	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	06/29	4,118.93	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
		$347,312.41	**Total deposits**

(182)
Sheet Seq = 0023571
Sheet 00001 of 00003

Account number: **2000011121837** ■ June 1, 2012 - June 30, 2012 ■ Page 2 of 3

WELLS FARGO

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/05	5,588,436.00	WT Fed#02449 Suntrust Bank /Org=Suntrust Equip Finance & Leasing Srf# 2012060500007538 Trn#120605061072 Rfb# 16369385
	06/05	1,358,409.71	WT Seq110275 Wells Fargo Bank NA /Org=Wells Fargo Srf# Ec12060515725320 Trn#120605110275 Rfb# 4304593
	06/05	420.00	Desktop Check Deposit
	06/05	465.44	Hrtland Pmt Sys Txns/Fees 650000003524157 Smf Energy Corporatio
	06/06	1,644,192.19	WT Seq123501 Smf Energy Corp /Org=Smf Energy Corporation Srf# IN12060512410899 Trn#120605123501 Rfb# 000000424
	06/06	188,287.72	Desktop Check Deposit
	06/07	15,006.71	Voyager Flt Sys Settlement 120604 xxxxx0604 Streicher Mobile
	06/07	384.90	Desktop Check Deposit
	06/08	1,358,437.50	WT Fed#00881 PNC Bank NEW Jerse /Org=on Site Fuel Service Inc Srf# 2012060800020492 Trn#120608078018 Rfb# Pur of 18 Units
	06/08	452,812.50	WT Fed#00336 Sabadell United Ba /Org=Genovese Joblove & Batti Srf# 2012031867 Trn#120608131112 Rfb#
	06/08	336,000.00	WT Fed#00308 Sabadell United Ba /Org=Genovese Joblove & Batti Srf# 2012031865 Trn#120608127013 Rfb#
	06/08	3,900.00	WT Fed#00307 Sabadell United Ba /Org=Genovese Joblove & Batti Srf# 2012031869 Trn#120608125765 Rfb#
	06/11	1,030.12	Mansfield Oil CO AP ACH 120611 005751 Smf/Streicher Mobile F
	06/12	179,585.45	Hol AP AP Payment 120612 Usfh- 63605 Streicher Enterprises
	06/13	791,614.85	WT Seq117784 Wells Fargo Bank NA /Org=Wells Fargo Srf# Ec12061346013614 Trn#120613117784 Rfb# 4373667
	06/13	599,812.67	WT Seq116153 Sun Coast Resources, IN /Org=Sun Coast Resources, Inc. Srf# IN12061313235320 Trn#120613116153 Rfb# 000001688
	06/14	1,408.64	Abb Inc Payments 120614 2100095263 02063\
	06/15	77,131.79	Hol AP AP Payment 120615 Usfh- 63605 Streicher Enterprises
	06/18	22.21	Comdata Cash C&D FL126 Streicher Mobile Fuel
	06/18	33,699.49	American Express Settlement 120618 4098407562 Smf Energy C4098407562
	06/19	29,729.51	Desktop Check Deposit
	06/19	5,077.98	Hrtland Pmt Sys Txns/Fees 650000003524157 Smf Energy Corporatio
	06/20	7,139.85	Desktop Check Deposit
	06/20	2,650.29	Hrtland Pmt Sys Txns/Fees 650000003524157 Smf Energy Corporatio
	06/21	84.03	Desktop Check Deposit
	06/25	1,680.75	American Express Settlement 120625 4098407562 Smf Energy C4098407562
	06/26	652.62	Mansfield Oil CO AP ACH 120626 008670 Smf Energy Corp
	06/27	60,255.35	Desktop Check Deposit
	06/29	43,766.95	Hol AP AP Payment 120629 Usfh- 63605 Streicher Enterprises
		$12,782,095.22	**Total electronic deposits/bank credits**
		$13,129,407.63	**Total credits**

Sheet Seq = 0023572
Sheet 00002 of 00003

Account number: 2000011121837 ■ June 1, 2012 - June 30, 2012 ■ Page 3 of 3

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/05	10,972,056.79	Bank Originated Debit
	06/05	520,000.00	Move Cash From Smf Cash Coll 1837 to Smf Master 1423
	06/07	300,000.00	Transfer Funds From Smf Acct 1837 to Bank NA 3723
	06/22	600,000.00	Transfer Smf Cash Coll 1837 to Smf Master 1423
		$12,392,056.79	**Total electronic debits/bank debits**
		$12,392,056.79	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
05/31	5,199,394.00	06/12	4,734,794.09	06/21	6,366,162.70
06/01	5,223,274.62	06/13	6,126,721.61	06/22	5,774,630.95
06/04	5,271,362.03	06/14	6,129,680.59	06/25	5,802,824.70
06/05	730,091.18	06/15	6,208,692.77	06/26	5,805,289.34
06/06	2,574,559.44	06/18	6,301,941.86	06/27	5,865,680.95
06/07	2,309,853.75	06/19	6,352,743.16	06/28	5,888,858.96
06/08	4,466,042.36	06/20	6,362,939.98	06/29	5,936,744.84
06/11	4,554,663.64				

Average daily ledger balance **$5,268,985.99**

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Sheet Seq = 0023573
Sheet 00003 of 00003

ATTACHMENT 4E

MONTHLY SUMMARY OF BANK ACTIVITY - CONTROL DISBURSEMENT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	2079940014538
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR

PURPOSE OF ACCOUNT:	Control Disbursement

Ending Balance Per Bank Statement	$-
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$-	**(a)

*Debit cards are used by ___________________________________________________

**If Closing Balance is negative, provide explanation:_____________________________

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

ATTACHMENT 5E

CHECK REGISTER- CONTROL DISBURSEMENT ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER:	4124321431

PURPOSE OF ACCOUNT:	Control Disbursement Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount

See Attachment				$-

TOTAL				$-

MOR-8

Commercial Checking Account

Account number: **2079940014538** ■ June 1, 2012 - June 30, 2012 ■ Page 1 of 2

WELLS FARGO

SMF ENERGY CORPORATION
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR
200 W CYPRESS CREEK RD STE 400
FORT LAUDERDALE FL 33309-2175

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (164)
Controlled Disbursement-Savannah
301 Tryon Street
Charlotte, NC 28288

Account summary

Commercial Checking Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
2079940014538	$0.00	$24,994.70	-$24,994.70	$0.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/07	8,249.75	Client Analysis Srvc Chrg 120606 Rev Chge 0412 002079940014538
	06/07	5,457.95	Client Analysis Srvc Chrg 120606 Rev Chge 0312 002079940014538
	06/08	7,569.75	Client Analysis Srvc Chrg 120607 Rev Chge 0412 002079940014538
	06/11	3,717.25	ZBA Balance Account Transfer From 4124321423
		$24,994.70	**Total electronic deposits/bank credits**
		$24,994.70	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/07	7,569.75	Client Analysis Srvc Chrg 120606 Svc Chge 0412 002079940014538
	06/07	5,137.95	Client Analysis Srvc Chrg 120606 Svc Chge 0312 002079940014538
	06/07	1,000.00	ZBA Balance Account Transfer to 4124321423
	06/08	5,600.75	Client Analysis Srvc Chrg 120607 Svc Chge 0412 002079940014538
	06/08	1,969.00	ZBA Balance Account Transfer to 4124321423
	06/11	3,717.25	Client Analysis Srvc Chrg 120608 Svc Chge 0512 002079940014538
		$24,994.70	**Total electronic debits/bank debits**
		$24,994.70	**Total debits**

(164)
Sheet Seq = 0009235
Sheet 00001 of 00002

Account number: 2079940014538 ■ June 1, 2012 - June 30, 2012 ■ Page 2 of 2

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
05/31	0.00	06/08	0.00	06/11	0.00
06/07	0.00				

Average daily ledger balance **$0.00**

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Sheet Seq = 0009236
Sheet 00002 of 00002

ATTACHMENT 4F

MONTHLY SUMMARY OF BANK ACTIVITY - CONTROL DISBURSEMENT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Bank of New York Mellon	BRANCH:	Pittsburgh, PA

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	92006885170465
	Checking
	Chapter 11 Case No. 12-19084-RBR

PURPOSE OF ACCOUNT:	Control Disbursement

Ending Balance Per Bank Statement	$159.94
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$159.94	**(a)

*Debit cards are used by ___________________________________________________

**If Closing Balance is negative, provide explanation:_____________________________

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

ATTACHMENT 5F

CHECK REGISTER- CONTROL DISBURSEMENT ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

NAME OF BANK:	Bank of New York Mellon	BRANCH:	Pittsburgh, PA

ACCOUNT NAME:	SMF Energy Corporation
Checking
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER:	92006885170465

PURPOSE OF ACCOUNT:	Control Disbursement Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount

None				$-

TOTAL				$-

MOR-8

Page: 1

Ledger Report

Case Number: 12-19084 RBR
Case Name: SMF ENERGY CORPORATION

Taxpayer ID #: 65-0707824
Period: 06/01/12 - 06/30/12

Trustee: SONEET R. KAPILA, CRO (290952)
Bank Name: The Bank of New York Mellon
Account: 9200-68851704-65 - Checking Account
Blanket Bond: $0.00 (per case limit)
Separate Bond: N/A

Trans. Date	{Ref #} / Check #	Paid To / Received From	Description of Transaction	Ledger Code	Receipts $	Disbursements $	Checking Account Balance
06/21/12		FIRST BANK & TRUST	CLOSE OUT OF BANK ACCOUNT	4099-000	159.94		159.94
			ACCOUNT TOTALS		**159.94**	**0.00**	**$159.94**

TOTAL - ACCOUNT 9200-68851704-65

	Balance Forward	0.00			
1	Deposits	159.94	0	Checks	0.00
0	Interest Postings	0.00	0	Adjustments Out	0.00
	Subtotal	$159.94	0	Transfers Out	0.00
0	Adjustments In	0.00		Total	$0.00
0	Transfers In	0.00			
	Total	$159.94			

TOTAL - ALL ACCOUNTS	Net Receipts	Net Disbursements	Account Balances	Reserve Balances	Account Bal. Less Reserves
Checking # 9200-68851704-65	159.94	0.00	159.94	0.00	159.94
	$159.94	$0.00	$159.94	$0.00	$159.94

TOTAL - CASE

	Balance Forward	0.00			
1	Deposits	159.94	0	Checks	0.00
0	Interest Postings	0.00	0	Adjustments Out	0.00
	Subtotal	$159.94	0	Transfers Out	0.00
0	Adjustments In	0.00		Total	$0.00
0	Transfers In	0.00			
	Total	$159.94		Net Total Balance	$159.94

{} Asset reference(s)

BNY MELLON
PO BOX 535413
PITTSBURGH, PA 15253-5413

12-19084
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)

1000 SOUTH FEDERAL HIGHWAY
SUITE 200
FORT LAUDERDALE, FL 33316

BNY MELLON

Statement Period
June 1 - June 30, 2012

For Customer Service
Call 1-800-634-7734, Ext. 8
Email BMSBankingCenter@bms7.com

CONSOLIDATED BALANCE SUMMARY

	Maturity Date	Ending Balance Prior Period	Ending Balance This Period
CHECKING ACCOUNT			
92006885170465		$0.00	$159.94
Total		$0.00	$159.94

Important Information Regarding Your Account

THE BMS BANKING USER GUIDE PROVIDES HELPFUL INFORMATION ON MANY TOPICS. TO LOCATE, CLICK THE AUTOMATIC LOGIN LINK UNDER BANKING FROM YOUR BMS SOFTWARE HOMEPAGE, CHOOSE KNOWLEDGE BASE/DOCUMENTS, CLICK ON MANUALS, AND SELECT BANKING USER GUIDE. YOU CAN REACH THE BMS BANKING CENTER AT (800)634-7734, OPT.8 OR EMAIL BMSBANKINGCENTER@BMS7.COM MON-FRI FROM 8AM TO 8PM ET.

As of June 30, 2012, the funds for this case were on deposit in the following institutions as shown below:

Citi	$159.94
Grand Total:	**$159.94**

Page 1 of 2

Printed: 07/17/12 01:09 PM

Bank Reconciliation Details

Page: 1

Trustee: SONEET R. KAPILA, CRO (290952)

Period End: 06/29/12

Case: 12-19084 - SMF ENERGY CORPORATION

Bank Account: 9200-68851704-65 (Checking Account)

Outstanding Item Reconciliation:	
Trustee Ledger Balance :	159.94
Less Deposits in Transit :	0.00
Add (Less) Net Outstanding Transfers :	0.00
Add Outstanding Checks :	0.00
Add (Less) Other Outstanding Items :	0.00
Adjusted Ledger Balance : (ledger balance excluding outstanding items)	**$159.94**
Bank Balance Through June 2012 :	$159.94

JUL 17 2012

9n2

BNY MELLON
PO BOX 535413
PITTSBURGH, PA 15253-5413

BNY MELLON

Statement Period
June 1 - June 30, 2012

12-19084
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)

CHECKING ACCOUNT SUMMARY		**Account No. 92006885170465**
	Instances	**Amount**
Beginning Balance		$0.00
Deposits and Additions	1	$159.94
Withdrawals	0	$(0.00)
Ending Balance	1	$159.94

TRANSACTION DETAIL

Date	Description	Debits	Credits	Balance
06/22	DEPOSIT # 0000100001		$159.94	$159.94
Totals		$(0.00)	$159.94	

As of June 30, 2012, the funds for this account were on deposit in the following institutions as shown below:

Citi	$159.94
Grand Total:	**$159.94**

Page 2 of 2

ATTACHMENT 4G

INVESTMENTS ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
NONE	$-	$-		$-

TOTAL				$-	(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum Amount of Cash in Drawer/ Acct.	Amount of Petty Cash On Hand At End of Month	Difference between (Column 2) and (Column 3)
Corporate Office	$393.32	$71.51	$321.81

TOTAL		$71.51	(b)

For any Petty Cash Disbursement over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation
See attached

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a + b)	$71.51	(c)

(c) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-13

SMF Energy Corporation, Inc.

Petty Cash Log
As of June 30, 2012
Account # 100100

Company	Name	Location	Beginning Balance	Cash Issued (Returned)	Amount Outstanding	Date Received
STR	Karen Sue	CORP	200.00	(128.49)	71.51	
	TOTAL STR		**4,108.17**	**(4,036.66)**	**71.51**	
H&W	Rosemary Blackmon	HOU	1,000.00	(908.76)	91.24	09/11/07
	TOTAL H&W		**3,125.00**	**(3,033.76)**	**91.24**	
	TOTAL SMF ENERGY		**7,233.17**	**(7,070.42)**	**162.75**	

7/9/12

7/11/2012

7/9/2012
F:\GL Accounting\Reconciliations\Balance Sheet Recs\Assets\100100-100199 - Cash\FYE 2012\P-13-June\100100 - Consolidated Petty Cash

Arelis van den Berg

From: Rosemary Blackmon
Sent: Thursday, July 05, 2012 3:54 PM
To: Arelis van den Berg
Subject: RE: Petty Cash
Attachments: image001.jpg; petty cash reconcilement June 1, 2012.pdf

Karen told me to keep the petty cash and that Linda would deduct it from my final check less the ink cartridges I purchased. Attached is the final reconcilement and receipts. If anything has changed, I will mail you a check for the $91.24. I also have a receipt for the fax I sent Patricia today that I would like to be reimbursed for. My scanner is not working for some strange reason, and I don't have a fax machine.

My holiday was great, how about yours?

From: Arelis van den Berg
Sent: Thursday, July 05, 2012 2:39 PM
To: Rosemary Blackmon
Cc: Patricia Messenbaugh
Subject: RE: Petty Cash

Hi Rosemary,
I hope you had a wonderful 4th of July.

Do you still have this in petty cash? Can you please mail the receipts and whatever you have left.
Thank you.

Arelis van den Berg
Director, Planning & Analysis

SMF ENERGY CORPORATION

avandenberg@mobilefueling.com

Please consider the environment before printing this e-mail.

From: Rosemary Blackmon
Sent: Thursday, June 14, 2012 11:26 AM
To: Ronald Rodriguez
Cc: Arelis van den Berg
Subject: RE: Petty Cash

$91.24 is correct. I bought a package of four cartridges for my printer, (the one I brought home from the office did not work) but I used only the black. The total with tax was $59.51. One would be $14.88, so I have $76.36 left. Will fax you a copy of the receipt later today. Am absolutely lost without my scanner.

1

From: Ronald Rodriguez
Sent: Thursday, June 14, 2012 9:17 AM
To: Rosemary Blackmon
Cc: Arelis van den Berg
Subject: Petty Cash

Rosemary,

What's the status of your petty cash fund? I have an outstanding balance of $91.24.

Thank you,a

Ronald Rodriguez
Staff Accountant

SMF ENERGY CORPORATION

200 W. Cypress Creek Road, Suite 400
Fort Lauderdale, FL 33309
Voice: 954-308-4193
Email: rrodriguez@mobilefueling.com

This message, together with any attachments, is intended only for the addressee. It may contain information which is legally privileged, confidential and exempt from disclosure. If you are not the intended recipient, you are hereby notified that any disclosure, copying, distribution, use, or any action or reliance on this communication is strictly prohibited. If you have received this e-mail in error, please notify the sender immediately by telephone (954) 308-4193 or by return e-mail and delete the message, along with any attachments.

2

PETTY CASH RECONCILEMENT HOUSTON	
06/01/12	
Office Depot, storage boxes	$889.59
Walgreens - band aids for cut	$7.29
Wal Mart	$11.88
	$908.76
10's	$30.00
5's	$25.00
1's	$20.00
25 cents	$9.25
10 cents	$5.30
5 cents	$0.75
1 cent	$0.94
Petty cash account balance	**$1,000.00**

Office Depot 5/29/2012 6:00:48 PM PAGE 2/002 Fax Server

FAX 9,,7864493015
59276959 611528532-001 001 1205 120529 1127 sN actual FA 40693 62342

Retail Page: 1
* * * ORDER - ACKNOWLEDGMENT * * *

Packing boxes paid for by Don Henderson

OFFICE DEPOT, INC.
1-888-GO-DEPOT
FAX: 1-800-685-5010

Order Nbr : 611528532-001 Ver: 001 Reg
Loc 1127: DC HOUSTON, TX
Rte/Stop : /000 Sec:1737

Delivery by : Office Depot T
Order Date : 29 May 2012 Tue
Delivery Date: 30 May 2012 Wed
Prefer Time : 8:30 am - 5:00 pm
CSR: A2FE

Bill To
1 DON HENDERSON
9617 WALLACE VILE RD
HOUSTON, TX 77013

Ship To 00001
DON HENDERSON
9617 WALLACE VILE RD
HOUSTON, TX 77013

Customer Information
Cust Nbr: 59276959
Contact : DON HENDERSON 407-509-4838
Comments: FIRST TIME CUSTOMER ORDERS.

Sku / Cust Nbr	Item Description	T	Ord Qty	Ship Qty	B/O Qty	UM	Unit Price	Total Cost
0320760 FEL00701	FILE,ECON,12X10X24,L		9	9	0	CT	63.990	575.91
	Item Totals:		9	9	0			

Customer Copies : 1

Merchandise Totals	575.91
Delivery Chg	.00
Sub-Total	575.91
Sales TAX (8.250%)	47.51
Order Total	623.42
Payment: American Express Card	623.42

Acct#:*2009
Auth#:208149

!!!!! Office Depot has paid the CA Electronic Waste Recycling fee on your !!!!!
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End of Order: 611528532-001 Ver: 001

Bird Aids

Walgreens

There's a way

222 10 9830 07289 027

RFN# 0728-9279-8304-1205-3020

OFNEW SKIN 1OZ	1	7.29
TOTAL		7.29
CASH		20.00
CHANGE		12.71

500 Maxey Rd Houston, TX
STORE (713)330-4552

F=ELIGIBLE FLEX SPEND ACCT ITEM (FSA)
O=OTC ELIGIBLE ITEM

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OFFICE DEPOT STORE 628
13435 I-10 East
Houston TX 77015
(713) 451-4411

05/24/2012 12.2 3:47 PM
STR 628 REG1 TRN 6119 EMP 590045

SALE

Product ID	Description	Total
329004	BOX,LTR,FF,4/P	
2 @ 22.99		45.98
	You Pay	45.98SS
	Subtotal	45.98
Sales Tax:		3.79
	Total	49.77
	Cash	60.00
	CHANGE	(10.23)

HENDERSON, DON 1237543416
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Batteries for drivers

Walmart

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(713) 453 - 5018
MANAGER TERRY CASTILLO
13760 EAST FWY
HOUSTON TX 77015
ST# 1137 OP# 00006587 TE# 20 TR# 07220
ENR ALKAAA16 003980010811 10.97 X
SUBTOTAL 10.97
TAX 1 8.250 % 0.91
TOTAL 11.88
CASH TEND 20.00
CHANGE DUE 8.12

ITEMS SOLD 1

TC# 2778 8687 1818 3639 777

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05/14/12 21:08:36

OFFICE DEPOT - 665
4615 Garth Road
Baytown, TX 77521
(281) 837-8101

05/24/2012 12.2 4:11 PM
STR 665 REG2 TRN 3015 EMP 618838

SALE

Product ID	Description		Total
351984	BOX,LTR/LGL,00		
2 @ 16.99		33.98	
Instant Savings		-2.00	
Promotion			
	You Pay		31.98SS
329085	BOX,FF,LGL,4/P		
7 @ 23.99		167.93	
	You Pay		167.93SS
351984	BOX,LTR/LGL,00	16.99	
Instant Savings		-1.00	
Promotion		-15.99	
	You Pay		0.00SS
	Subtotal		199.91
Sales Tax:			16.49
	Total		216.40
	Cash		220.00
	CHANGE		(3.60)

HENDERSON, DON 1237543416
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ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period
$-
SEE ATTACHED

TOTAL			$-

MOR-14

SMF Energy Corporation

Tax Liablity Schedule

MOR - Attachment 6

								PRE	POST	Entire Month
				Due				Liab for	Liab for	TOTAL
Jurisdiction	Tax Type/Return	Frequency	Pmt	by	Desription	Payment Source	Date sent	Apr-12	Apr-12	Apr-12	Payments	May Tax	Balance
AL	Consumer Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	05/07/12	$-	$-	$-			$-
AL	Sellers Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	05/07/12	$-	$-	$-			$-
AL	Local Tax Return (City/County)	Monthly-E	EFT	20	Sales & Use Tax	EFT	05/07/12	$-	$-	$-			$-
AL	Jefferson County Report	Monthly	Paper	20	Motor Fuel	paper return	05/18/12	$-	$-	$-			$-
AL	AL Monthly Motor Fuel Excise Tax return - NEW 9/2011	Monthly	EFT	20	Motor Fuel	EFT	05/07/12	$-	$-	$-			$-
AL	MF Monthly Gasoline Excise Tax Report - New in Sep. 2011	Monthly	EFT	20	Motor Fuel	EFT	05/07/12	$-	$-	$-			$-
AL	AL City of Birmingham Seller's use Tax - NEW	Qtrly	Paper	20	Motor Fuel	paper return	05/18/12	$-	$-	$-			$-
AL	AL City of Birmingham Business License - NEW	Monthly	Paper	20	Sales & Use Tax	paper return	05/18/12	$-	$-	$-			$-
CA	Prepayment of Sales Tax on Fuel Sales	Monthly-E	Info/Check/EFT in July	25	Informational - Gallons of Fuel	EFT	05/07/12	$-	$-	$-			$-
CA	IA payment -	Monthly-E	EFT	25	IA pymnt	Check	05/18/12	$-	$-	$-			$-
CA	State, Local and District Sales & Use Tax Return	Quarterly-E	EFT in July/Informational	31	Sales & Use Tax	EFT	n/a	$-	$-	$-			$-
FL	Fuel Wholesaler Return - Arelis	Monthly-E	EFT/Refund - Accrual to Desi	20		refund	05/06/12	$(57,978.50)	$(11,598.94)	$(69,577.44)
FL	Sales & Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	05/19/12	$7,245.40	$1,431.30	$8,676.70	$(8,676.70)	$-	$-
FL	Pollutants Tax Return & IA payment	Monthly-E	Check	20	IA & Biodiesel	Check	05/19/12	$-	$-	$-			$-
FL	Petroleum Carrier Information Return - Arelis	Monthly-E	Information only/EFT	20	Motor Fuel	EFT	05/06/12	$-	$-	$-			$-
FL	IFTA Fuel Tax Report	Quarterly	Refund	25	Truck Mileage	paper return	n/a	$-	$-	$-			$-
FL	Vendor Transaction Fee (Christine Watters)	Monthly-E	Check & EFT	10	Vendor Priveledge Fee	Check	05/08/12	$460.83	$1,303.69	$1,764.52	$(1,303.69)	$-	$460.83
GA	Motor Fuel Tax Return - Arelis (ask Arelis if password changed)	Monthly-E	PAPER & EFT	20	Motor Fuel	EFT	05/16/12	$40,344.90	$7,300.99	$47,645.89	$(7,630.06)	$-	$40,015.83
GA	Sales & Use Tax Return - April 2005 to August 2011							$32,497.81		$32,497.81			$32,497.81
GA	Sales & Use Tax Return - Arelis(ask Arelis if password changed)	Monthly-E	EFT	20	Sales Tax	EFT	05/16/12	$29,988.98	$5,148.40	$35,137.38	$(35,137.38)	$-	$-
GA	Environmental Assurance Fee Report (GUST)	Quarterly	N/A	20	Motor Fuel Storage	paper return	n/a	$-	$-	$-			$-
IRS	Federal Excise Tax Return - Form 720 - IA Pmt	Monthly-E	EFT	14	IA Pmnt	EFT	n/a	$-	$-	$-			$-
IRS	Federal Excise Tax Return - Form 720 - IA Pmt	Monthly-E	EFT	28	IA Pmnt	EFT	n/a	$-	$-	$-			$-
IRS	Claim for Refund of Excise Taxes - Form 8849	Monthly	Refund - Accrual to Desi	31		paper return - refund	05/18/12	$(7,393.68)	$(2,782.78)	$(10,176.46)
LA	Importer Return & LA IA Payment	Monthly	Check	15	IA Pmnt	Check	05/18/12	$-	$-	$-			$-
LA	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	05/19/12	$744.95	$79.68	$824.63	$(824.63)	$-	$-
LA	Motor Fuel Transporter Monthly Return	Monthly	Paper/Informational return	20	Motor Fuel	paper return	05/18/12	$-	$-	$-			$-
LA	Distributor/Exporter/Blender Monthly Return-GAS USPS	Monthly	Paper - USPS Refund	20	Motor Fuel - USPS Refund	paper return	05/18/12	$(6,222.80)	$-	$(6,222.80)
LA - Ascension	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	05/19/12	$6.52	$-	$6.52	$(6.52)	$-	$-
LA - CALCASIEU	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	n/a	$-	$-	$-	$-	$-	$-
LA - E Baton Rouge	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	05/19/12	$287.65	$19.36	$307.01	$(307.01)	$-	$-
LA - Jefferson	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	05/19/12	$280.43	$49.19	$329.62	$(329.62)	$-	$-
LA - Orleans	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	05/19/12	$-	$-	$-	$-	$-	$-
LA - Plaquemines Parish	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	n/a	$-	$-	$-	$-	$-	$-
LA - Rapids	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	n/a	$-	$-	$-	$-	$-	$-
LA - St Tammy	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	n/a	$-	$-	$-	$-	$-	$-
LA - St. Charles	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	n/a	$-	$-	$-	$-	$-	$-
LA - St. John	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	05/19/12	$74.71	$25.30	$100.01	$(100.01)	$-	$-
LA - St. Martin	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	n/a	$-	$-	$-	$-	$-	$-
LA - St. Tammany	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	n/a	$-	$-	$-	$-	$-	$-
LA - Tangipahoa	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	05/19/12	$262.46	$28.46	$290.92	$(290.92)	$-	$-
LA - Terrebone	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	n/a	$-	$-	$-	$-	$-	$-
LA - W Baton Rouge	Sales and Use Tax Return	Monthly-E	EFT	20	Sales & Use Tax	EFT	05/19/12	$-	$-	$-	$-	$-	$-
MD	Personal Property Tax				Property tax	Paper return	05/07/12	$300.00	$-	$300.00	$-	$-	$300.00
MS	Sales & Use Tax Return	Monthly	Information only/EFT	20	Sales & Use Tax	EFT	05/08/12	$-	$-	$-			$-
MS	Fuel Distribution by City Return-report only	Monthly	Information only/EFT	20	Motor Fuel	EFT	05/08/12	$-	$-	$-			$-
MS	Gasoline tax return-IA gallons would be paid through this return	Monthly-E	EFT	20	Motor Fuel	EFT	05/18/12	$827.18	$93.31	$920.49	$(93.31)	$-	$827.18
MS	Special Fuel Tax return	Monthly-E	EFT	20	Motor Fuel	EFT	05/18/12	$459.70	$39.86	$499.56	$(39.86)	$-	$459.70
MS	Environmental Fee Return - Re-instated in June 2011	Monthly-E	EFT	20	Motor Fuel	EFT	05/18/12	$38.70	$4.16	$42.86	$(4.16)	$-	$38.70
NC	Sales and Use Tax Return	Monthly	EFT	20	Sales & Use Tax	EFT	05/19/12	$2,143.85	$173.84	$2,317.69	$(2,317.69)	$-	$-
NC	USPS MF Refund	Monthly	Paper	25	Motor Fuel-USPS refund	paper return	05/18/12	$(4,010.23)	$(483.43)	$(4,493.66)
NV	Sales and Use Tax Return	Monthly	Check	20	Sales & Use Tax	paper return	05/18/12	$-	$-	$-			$-
NV	Motor Fuel Tax Report	Monthly	EFT	25	Motor Fuel -CD	EFT	05/15/12	$953.05	$46.04	$999.09	$(46.04)	$-	$953.05
NV	Motor Fuel Tax Report	Monthly	EFT	25	Motor Fuel -Gas	EFT	05/15/12	$7,796.53	$969.04	$8,765.57	$(969.04)	$-	$7,796.53
SC	Sales & Use Tax Return-NEW 11/2010	Monthly	EFT	20	Sales & Use Tax	EFT	05/07/12	$-	$-	$-			$-
SC	Three Day Payment Voucher	Weekly	Check	varies	Diversions	Check	05/18/12	$-	$-	$-			$-
SC	SC MISCELLANEOUS - IA PYMNT				IA PYMNT	Check	05/18/12	$-	$-	$-			$-
SC	Drysolvent	Monthly	Check	20	paper return	Check	05/18/12	$-	$-	$-			$-
SC	MF Occasional Importers Monthly Report	Monthly	Check	20	Motor Fuel	Check	05/18/12	$-	$-	$-			$-
SC	MF Transporter Monthly Report	Monthly	Paper/Informational return	20	Motor Fuel	paper return	05/18/12	$-	$-	$-			$-
TN	Exporter Tax Return & Claim for Refund (incl IA)	Monthly-E	EFT/Refund - Accrual to Desi	20		EFT	05/09/12	$(3,477.76)	$-	$(3,477.76)
TN	Distributor Monthly Fuel Tax return	Monthly-E	EFT	20		EFT	05/08/12	$-	$-	$-			$-
TN	Sales & Use Tax Return	Annual	Check	20	Annual Sales & Use Tax	paper return	n/a	$-	$-	$-			$-
TX	Sales and Use Tax Return - Due January 20, 2012	Annual	Check	20	Annual Sales & Use Tax	Check	n/a	$-	$-	$-			$-
TX	Fuels Tax Report - Diesel Fuel Distributor 07100	Monthly	Information only & Occasional Refund	25	Motor Fuel	paper return	05/18/12	$-	$-	$-			$-
TX	Fuels Tax Report - Gasoline Distributor 06100	Monthly	Information only & Occasional Refund	25	Motor Fuel	paper return	05/18/12	$-		$-			$-
TX	Motor Fuel Transporter Report	Quarterly	Paper/Informational return	25	Motor Fuel	paper return	n/a	$-	$-	$-			$-
								$45,630.68	$1,847.47	$47,478.15	$(58,076.64)	$-	$83,349.63

** pend means to be mailed out before the 20th of the month.

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ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

Record all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner's personal expenses, insurance premium payments, etc. Do not include reimbursement of business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid
Beard, Robert W	President and COO	Salary/Auto/Vacation	$17,659.77
Bieniek, Linda	Vice President of Human Resources	Salary/Auto	$10,874.66
Messenbaugh, Laura Patricia	V P of Finance & Accounting, CAO and Principal Acctng Officer	Salary/Auto	$19,967.44
Shaw, Timothy E	Sr. Vice President, Information Services & Administration & CIO	Salary/Auto	$18,023.66
Streicher, Stanley R	Regional Vice President - Operations	Salary/Auto	$13,440.22
Williams, Gary G	Senior Vice President, Supply	Salary/Vacation	$17,299.16

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	34	2
Number hired during the period	0	0
Number terminated or resigned during period	-16	-1
Number of employees on payroll at end of period	18	1

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due

See attached

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

☐ Check here if U.S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-15

SMF ENERGY CORPORATION
Case No. 12-19084-RBR (Jointly Administered)
United States Bankruptcy Court
Southern District of Florida
Fort Lauderdale Division

Insurance Policies/Certificates

Provider	Insurer	Type	Policy #	Expiration
Chubb Group of Insurance	Federal Insurance Company	Fiduciary Liability	8223-1483	12/11/2012
Hudson Insurance Group	Federal Insurance Company	Excess/DIC D&O Liability	HN-0303-3207	12/11/2012
Navigators Specialty Insurance Company	National Interstate Company	Auto General Liability	NT11EXC7263151C	11/1/2012
Insurance Office of America	The Hartford Steam Boiler Inspection & Insurance Company	Property Insurance - Boiler equipment policy	FBP2216568	10/1/2012
Insurance Office of America	Allianz Global Risks US Insurance Co.	Property Insurance / Transportation - Equipment floater policy	MZI93001115	10/1/2012
Arc Excess & Surplus LLC	Federal Insurance Company	Excess/DIC D&O Liability	6801-8864	12/11/2012 (rescinded on 4/12/12)
Insurance Office of America	Chartis Specialty Insurance Co.	Pollution liability	PLS1959324	10/1/2012
Insurance Office of America	Hartford Insurance Company	Flood Policy	87047497402012	2/27/2013
Insurance Office of America	National Interstate Company	Commercial General Liab. & Auto - Pollution/Products & Contractual Labor	EFD4830315-00	10/1/2012
Insurance Office of America	Navigators Specialty Insurance Co.	Commercial Umbrella - Excess Liab & occur	NY11EXC726315IC	10/1/2012
Insurance Office of America	Continental Nat'l Indemnity Co.	Worker's Comp (FL, LA, MS, NC, SC, TN)	73-830570-01-04	10/1/2012
Insurance Office of America	Continental Nat'l Indemnity Co.	Worker's Comp (CA, GA, NV, TX)	73-830570-01-03	10/1/2012
Insurance Office of America	Continental Nat'l Indemnity Co.	Worker's Comp	73-830570-02-01	10/1/2012

Y:\SMF Energy Corporation\KCO Analyses\Analyses for Client or Counsel\Initial Debtor Interview information\Initial Debtor Interview\KCO Analysis\Insurance & Employee Benefits
Kapila & Company
Page 1 of 1

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Name of the Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 06/1/2012 and ending 06/30/2012

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement ); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

On May 25, 2012 SMF Energy Corporation (the “Company”) and its subsidiaries, H & W Petroleum Company, Inc., and SMF Services, Inc. (collectively, the “Debtors”), completed their previously announced sale of certain assets associated with the business of the Debtors in their various operating locations in the State of Texas and used in such operations as a going concern to Sun Coast Resources, Inc. (“Sun Coast”) pursuant to the asset purchase agreement dated April 27, 2012 (the “Sun Coast Purchase Agreement”). In addition, the Debtors sold inventory and trucks for a purchase price of $1,792,474 and $520,000, respectively, to Sun Coast.

The Debtors also completed the sale of certain Vehicles Outside Texas (as defined in the Purchase Agreements) to On-Site Fuel Service, Inc., Reladyne LLC and Leader D.O.T. Services Inc. (together with Sun Coast, the “Purchasers”) pursuant to asset purchase agreements (together with the Sun Coast Purchase Agreements, the “Purchase Agreements”) with each individual Purchaser under the provisions of Section 363 of the U.S. Bankruptcy code (the “Bankruptcy Code”) and approved by the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) on May 2, 2012 (the “Section 363 Sale”). The aggregate gross purchase price for the Section 363 Sale was $10,751,150. The Section 363 Sale was closed following the completion of an auction process supervised by the Bankruptcy Court in which the Purchasers emerged as the winning bidders. The Company used the proceeds of the Section 363 Sale to pay off its line of credit with Wells Fargo.

MOR-16

Closing Summary

	Closing Date	Funding Date	Net Proceeds
Sun Coast	06/04/12	06/05/12	$8,591,038
On Site	06/07/12	06/08/12	$1,811,250
Reladyne	06/07/12	06/08/12	$336,000
Leader D.O.T.	06/07/12	06/08/12	$3,900
Cleared Funds as of:	**6/8/2012**		**$10,742,188**
Final Settlement Amounts:			
Inventory			$1,792,470
A/P to Sun Coast			($409,765)
A/R from Sun Coast			$11,817
Other Misc.			($3,095)
Cleared Funds as of:	**6/13/2012**		**$1,391,427**
Total Cleared Funds as of 6/13/12			**$12,133,615**